                                                                    EXHIBIT 99.3


[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                              RMBS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS



                           $500,000,100 (APPROXIMATE)


                                  MLCC 2004-HB1
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS



                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER



                          CENDANT MORTGAGE CORPORATION
                                    SERVICER



                                  JULY 7, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT
Matt Whalen                (212) 449-0752
Paul Park                  (212) 449-6380
Tom Saywell                (212) 449-2122
Fred Hubert                (212) 449-5071
Alan Chan                  (212) 449-8140
Alice Chu                  (212) 449-1701
Sonia Lee                  (212) 449-5067
Amanda de Zutter           (212) 449-0425

TRADING
Scott Soltas               (212) 449-3659
Charles Sorrentino         (212) 449-3659

RESEARCH
Glenn Costello             (212) 449-4457


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


DEAL STRUCTURE SUMMARY:

                                  MLCC 2004-HB1

             $500,000,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

          PRINCIPAL                                    PYMT WINDOW
         OR NOTIONAL            WAL (YRS)               (MONTHS)                  CERTIFICATE                       EXPECTED RTGS
CLASS    BALANCE (1)          (CALL/MAT)(2)           (CALL/MAT)(2)             INTEREST RATES     TRANCHE TYPE    S&P/MOODY'S/FITCH
-----    -----------          -------------           -------------             --------------     ------------    -----------------
A-1     $157,500,000            3.89/4.19              1-122/1-298               Floater (3)         Senior          AAA/Aaa/AAA
A-2     $157,500,000            3.89/4.19              1-122/1-298               Floater (4)         Senior          AAA/Aaa/AAA
A-3     $157,500,000            3.89/4.19              1-122/1-298                 WAC PT(9)         Senior          AAA/Aaa/AAA
X-A     $315,000,000 (6)(7)        NA                      NA                   Interest Only    Notional/Senior     AAA/Aaa/AAA
X-B     $ 21,250,000 (6)(8)        NA                      NA                   Interest Only    Notional/Senior     AAA/Aaa/AAA
A-R     $        100                          Information Not Provided Hereby                        Residual        AAA/Aaa/AAA
B-1     $ 11,250,000            6.73/7.38              39-122/39-289             Floater (5)       Subordinate        AA/Aa2/AA
B-2     $  5,750,000            6.73/7.38              39-122/39-289             Floater (5)       Subordinate         A/A2/A
B-3     $  4,250,000            6.73/7.38              39-122/39-289             Floater (5)       Subordinate      BBB/Baa2/BBB
B-4     $  2,000,000                          Information Not Provided Hereby                      Subordinate        BB/Ba2/BB
B-5     $  1,250,000                          Information Not Provided Hereby                      Subordinate        BB-/B2/B+
B-6     $  3,000,000                          Information Not Provided Hereby                      Subordinate        NR/NR/NR
TOTAL   $500,000,100

(1) Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group I Mortgage Loans, as described herein). Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group II Mortgage Loans, as described herein). Distributions on the Class A-3 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group III Mortgage Loans, as described herein). Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) The WAL and Payment Windows to Call for the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2 and Class B-3 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2 and Class B-3 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3) The Class A-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date), (ii) the Group I Net WAC (as described herein) and (iii) 11.75%.

(4) The Class A-2 Certificates will initially have an interest rate equal to the least of (i) six-month LIBOR plus [ ] bps (which margin doubles on the first LIBOR determination date after the Clean-Up Call Date), (ii) the Group II Net WAC (as described herein) and (iii) 11.75%. The interest rate resets semi annually.

(5) The Class B-1, Class B-2 and Class B-3 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date), (ii) the Subordinate Net WAC and (iii) 11.75%.

(6) Balances shown with respect to the Class X-A and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal.

(7) The balance shown is the combined initial notional amount of the two components that make up the Class X-A certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-A Certificates as described in the Prospectus Supplement.

(8) The balance shown is the combined initial notional amount of the three components that make up the Class X-B certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.

(9) The Class A-3 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group III Mortgage Loans.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


DEPOSITOR:                 Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:              Merrill Lynch, Pierce, Fenner & Smith Incorporated

TRUSTEE:                   Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:           S&P, Moody's and Fitch will rate the Offered
                           Certificates. It is expected that the Certificates
                           will be assigned the credit ratings on page 4 of this
                           preliminary Term Sheet.

CUT-OFF DATE:              July 1, 2004.

PRICING DATE:              On or about July [8], 2004.

CLOSING DATE:              On or about July [28], 2004.

DISTRIBUTION DATES:        The 25th day of each month (or if not a business day,
                           the next succeeding business day), commencing in
                           August 2004.

CERTIFICATES:              The "Senior Certificates" will consist of the Class
                           A-1, Class A-2 and Class A-3 (together, the "Class A
                           Certificates"), the Class X-A and Class X-B
                           (together, the "Class X Certificates") and Class A-R
                           Certificates. The "Subordinate Certificates" will
                           consist of the Class B-1, Class B-2, Class B-3, Class
                           B-4, Class B-5 and Class B-6 Certificates. The Senior
                           Certificates and the Subordinate Certificates are
                           collectively referred to herein as the
                           "Certificates". Only the Class A-1, Class A-2, Class
                           A-3, Class X-A, Class X-B, Class B-1, Class B-2 and
                           Class B-3 Certificates (collectively, the "Offered
                           Certificates") are being offered publicly.

REGISTRATION:              The Offered Certificates will be made available in
                           book-entry form through DTC, and upon request only,
                           through Clearstream, Luxembourg and the Euroclear
                           system.

FEDERAL TAX TREATMENT:     It is anticipated that, for federal income tax
                           purposes, (i) the Offered Certificates will represent
                           ownership of REMIC regular interests, (ii) the Class
                           A-1, Class A-2, Class B-1, Class B-2 and Class B-3
                           Certificates will also represent the right to
                           payments under certain outside-the-REMIC contracts
                           and (iii) the holders of the Class X-A and Class X-B
                           Certificates will be treated as obligated to make
                           payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with
                           their legal advisors whether the purchase and holding
                           of any of the Offered Certificates could give rise to
                           a transaction prohibited or not otherwise permissible
                           under ERISA or other similar laws.

SMMEA TREATMENT:           The Senior Certificates (other than the Class A-R
                           Certificates) and the Class B-1 Certificates are
                           expected to constitute "mortgage related securities"
                           for purposes of SMMEA.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


CLEAN-UP CALL:             The terms of the transaction allow for an optional
                           termination of the trust and retirement of the
                           Certificates on the date (the "Clean-Up Call Date")
                           on which the aggregate principal balance of the
                           Mortgage Loans is equal to 10% or less of the
                           aggregate principal balance of the Mortgage Loans as
                           of the Cut-off Date.

PRICING PREPAYMENT
SPEED: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

MORTGAGE LOANS:            The trust will consist of 3 groups of adjustable rate
                           mortgage loans secured by first liens on one- to
                           four-family residential properties. The information
                           on the Mortgage Loans described herein is based on
                           the pool of approximately $537,849,350 aggregate
                           statistical principal balance of Mortgage Loans, as
                           of June 29, 2004. The Mortgage Loans are expected to
                           have an aggregate stated principal balance as of the
                           Cut-Off Date of approximately [$500,000,100]. The
                           Mortgage Loans are one-month LIBOR indexed
                           (approximately 13.70% of the Mortgage Loans) or
                           six-month LIBOR indexed (approximately 86.30% of the
                           Mortgage Loans) Mortgage Loans and have original
                           terms to maturity of approximately 25 years,
                           scheduled to pay interest only for the first 10
                           years, after which interest-only term the Mortgage
                           Loans are scheduled to amortize on a 15-year fully
                           amortizing basis. All Mortgage Loans were originated
                           by Homebanc Mortgage Corporation in accordance with
                           the related underwriting guidelines specified in the
                           prospectus supplement.

GROUP I
MORTGAGE LOANS:            The Group I Mortgage Loans have an aggregate
                           statistical principal balance of approximately
                           $179,274,524, as of June 29, 2004, which equals
                           approximately 33.33% of the Mortgage Loans. The Group
                           I Mortgage Loans are one-month LIBOR indexed
                           (approximately 41.09% of the Group I Mortgage Loans)
                           or six-month LIBOR indexed (approximately 58.91% of
                           the Group I Mortgage Loans) Mortgage Loans and have
                           original terms to maturity of approximately 25 years,
                           scheduled to pay interest only for the first 10
                           years, after which interest-only term such Group I
                           Mortgage Loans are scheduled to amortize on a 15-year
                           fully amortizing basis.

GROUP II
MORTGAGE LOANS:            The Group II Mortgage Loans have an aggregate
                           statistical principal balance of approximately
                           $179,280,122, as of June 29, 2004, which equals
                           approximately 33.33% of the Mortgage Loans. The Group
                           II Mortgage Loans are all six-month LIBOR indexed
                           Mortgage Loans and have original terms to maturity of
                           approximately 25 years, scheduled to pay interest
                           only for the first 10 years, after which
                           interest-only term such Group II Mortgage Loans are
                           scheduled to amortize on a 15-year fully amortizing
                           basis.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


GROUP III
MORTGAGE LOANS:            The Group III Mortgage Loans have an aggregate
                           statistical principal balance of approximately
                           $179,294,704, as of June 29, 2004, which equals
                           approximately 33.34% of the Mortgage Loans. The Group
                           III Mortgage Loans are all six-month LIBOR indexed
                           Mortgage Loans and have original terms to maturity of
                           approximately 25 years, scheduled to pay interest
                           only for the first 10 years, after which
                           interest-only term such Group III Mortgage Loans are
                           scheduled to amortize on a 15-year fully amortizing
                           basis.

ACCRUED INTEREST:          The Class A-1, Class A-2, Class B-1, Class B-2 and
                           Class B-3 Certificates will settle flat.

ACCRUAL PERIOD:            The interest accrual period (the "Accrual Period")
                           with respect to the Class A-1, Class A-2, Class B-1,
                           Class B-2, and Class B-3 Certificates for each
                           Distribution Date will be the period beginning on the
                           25th day of the month prior to such Distribution Date
                           (or, in the case of the first Distribution Date, the
                           Closing Date) and ending on the 24th day of the month
                           of such Distribution Date on a 30/360 basis. The
                           interest accrual period for the Class A-3 and Class
                           X-A Certificates for each Distribution Date will be
                           the calendar month immediately preceding the month in
                           which the Distribution Date occurs on a 30/360 basis.

DELAY DAYS:                The Class A-1, Class A-2, Class B-1, Class B-2 and
                           Class B-3 Certificates will have 0 delay days.

NET WAC CAPS:              In the case of the Class A-1 Certificates, the
                           weighted average of the net mortgage rates for the
                           Group I Mortgage Loans, the "Group I Net WAC Cap". In
                           the case of the Class A-2 Certificates, the weighted
                           average of the net mortgage rates for the Group II
                           Mortgage Loans, the "Group II Net WAC Cap". In the
                           case of the Class B-1, Class B-2 and Class B-3
                           Certificates, the weighted average of the net
                           mortgage rates for the Group I, Group II and Group
                           III Mortgage Loans, weighted on the basis of the
                           related group subordinate amount (the "Subordinate
                           Net WAC Cap"). The net mortgage rate of a loan is
                           equal to the mortgage loan rate of the mortgage loan
                           less the serving fee rate. The related group
                           subordinated amount for the Group I Mortgage Loans
                           will equal the excess of the aggregate principal of
                           the Group I Mortgage Loans over the aggregate
                           certificate principal balance of the Senior
                           Certificates related to Group I. The related group
                           subordinated amount for the Group II Mortgage Loans
                           will equal the excess of the aggregate principal of
                           the Group II Mortgage Loans over the aggregate
                           certificate principal balance of the Senior
                           Certificates related to Group II. The related group
                           subordinated amount for the Group III Mortgage Loans
                           will equal the excess of the aggregate principal of
                           the Group III Mortgage Loans over the aggregate
                           certificate principal balance of the Senior
                           Certificates related to Group III.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                           If on any Distribution Date, the Certificate Interest
                           Rate of the Class A-1, Class A-2 Class B-1, Class B-2 or Class B-3 Certificates is subject to the related
                           Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate
                           Interest Rate (without giving effect to the related
                           Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest payable on such Certificates based on the related Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution
                           Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk
                           Shortfall Amount") as provided under "Certificates'
                           Priority of Distribution" herein. Such payments in respect of Basis Risk Shortfall Amounts may only be derived from payments in respect of the pool 1 component of the Class X-A Certificates in the case of the Class A-1 Certificates, from payments in respect of the pool 2 component of the Class X-A
                           Certificates, in the case of the Class A-2
                           Certificates and from payments in respect of the Class X-B Certificates, in the case of the Class B-1, Class B-2 and Class B-3 Certificates.

CREDIT ENHANCEMENT:        Senior/subordinate, shifting interest structure.

                                                                    BOND         INITIAL
                           CERTIFICATES      S&P/MOODY'S/FITCH     SIZES*     SUBORDINATION*
                           ------------      -----------------     ------     --------------
                           SENIOR
                           CERTIFICATES          AAA/AAA/AAA       94.50%          5.50%
                           CLASS B-1              AA/AA2/AA         2.25%          3.25%
                           CLASS B-2                A/A2/A          1.15%          2.10%
                           CLASS B-3             BBB/BAA2/BBB       0.85%          1.25%

                           * Preliminary and subject to revision.

SHIFTING INTEREST:         Until the first Distribution Date occurring on or
                           after August 2014, the Subordinate Certificates will
                           be locked out from receipt of all scheduled and
                           unscheduled principal (unless the Senior Certificates
                           are paid down to zero or the credit enhancement
                           provided by the Subordinate Certificates has doubled
                           prior to such date as described below). After such
                           time and subject to standard collateral performance
                           triggers (as described in the prospectus supplement),
                           the Subordinate Certificates will receive their
                           pro-rata share of scheduled principal and increasing
                           portions of unscheduled principal prepayments. There
                           is no scheduled principal due on the Mortgage Loans
                           for the first ten years following origination.

                           The prepayment percentages on the Subordinate
                           Certificates are as follows:

                           August 2004 - July 2014       0% Pro Rata Share
                           August 2014 - July 2015       30% Pro Rata Share
                           August 2015 - July 2016       40% Pro Rata Share
                           August 2016 - July 2017       60% Pro Rata Share
                           August 2017 - July 2018       80% Pro Rata Share
                           August 2018 and after         100% Pro Rata Share


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                           As mentioned above, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal
                           (scheduled principal and prepayments) will be paid pro-rata between the Senior and the Subordinate
                           Certificates (subject to performance triggers).
                           However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in August 2007 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal
                           (scheduled principal and prepayments).

                           Any principal not allocated to the Subordinate
                           Certificates will be allocated to the Senior
                           Certificates. In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage
                           Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A
                           Certificates will receive all unscheduled prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


ALLOCATION OF
REALIZED LOSSES:           Any realized losses, on the Mortgage Loans will be
                           allocated as follows: first, to the Subordinate
                           Certificates in reverse order of their numerical
                           Class designations, in each case until the respective
                           class principal balance has been reduced to zero;
                           thereafter, to the related Class A Certificates, pro
                           rata, in reduction of their Certificate principal
                           balance.

CERTIFICATES' PRIORITY
OF DISTRIBUTIONS:          Distributions on the Certificates will be made on
                           each Distribution Date from available interest and
                           principal collections received during the related due
                           period on the Mortgage Loans in the related mortgage
                           group (in the case of the Class A-1, Class A-2, Class
                           A-3, Class A-R Certificates), group I and II (in the
                           case of the Class X-A Certificates), and all three
                           mortgage groups (in the case of the Class X-B, Class
                           B-1, Class B-2, Class B-3 and the other subordinate
                           certificates), in the following order of priority:

                           1)   To the Class A-R, Class A-1, Class A-2, Class
                                A-3, Class X-A and Class X-B Certificates, accrued and unpaid interest at the related certificate interest rate; provided, however, that the current interest distributable to the Class X-A and Class X-B Certificates may be limited as a result of basis risk shortfalls as provided in the Prospectus Supplement;

                           2)   Concurrently as follows:

                                i) Sequentially to Class A-R and Class A-1, until their respective principal balances are reduced to zero, all principal received with respect to the Group I
                                      Mortgage Loans (other than any portion of such principal distributable to the Class
                                      B Certificates pursuant to (4) and (5)
                                      below).

                                ii) To Class A-2, until its principal balance is reduced to zero, all principal received with respect to the Group II Mortgage
                                      Loans (other than any portion of such
                                      principal distributable to the Class B
                                      Certificates pursuant to (4) and (5)
                                      below).

                                iii) To Class A-3, until its principal balance is reduced to zero, all principal received with respect to the Group III Mortgage
                                      Loans (other than any portion of such
                                      principal distributable to the Class B
                                      Certificates pursuant to (4) and (5)
                                      below).

                           3)   To the Class B-1, Class B-2 and Class B-3
                                Certificates, in sequential order, accrued and unpaid interest at the respective Certificate
                                Interest Rate.

                           4)   To the Class B-1, Class B-2 and Class B-3
                                Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                           5)   To the Class B-4, Class B-5 and Class B-6
                                Certificates, in sequential order, accrued and unpaid interest at the respective Certificate
                                Interest Rate and the respective shares of principal allocable to such Classes (with all amounts of interest and principal due to the Class B-4 Certificates paid prior to any amounts being paid to the Class B-5 and Class B-6
                                Certificates and all amounts of interest and principal due to the Class B-5 Certificates paid prior to any amounts being paid to the Class B-6
                                Certificates.)

                           6) To the Class A-R Certificate, any remaining amount.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                   GROUP I NET WAC CAP SCHEDULE FOR CLASS A-1
                   GROUP II NET WAC CAP SCHEDULE FOR CLASS A-2
     SUBORDINATE NET WAC CAP SCHEDULE FOR CLASS B-1, CLASS B-2 AND CLASS B-3

                                  ASSUMPTIONS:

                           20% CPR
                           Hard Cap: 11.75%
                           To Call
                           Initial 1 Month LIBOR: 1.36%
                           Initial 6 Month LIBOR: 1.94%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                     ORIGINAL     REMAINING
                                             CURRENT       NET        TERM TO      TERM TO     INTEREST-ONLY
                             PRINCIPAL       MORTGAGE    MORTGAGE    MATURITY     MATURITY       REMAINING       GROSS
POOL    INDEX TYPE           BALANCE($)       RATE(%)     RATE(%)     (MONTHS)     (MONTHS)       (MONTHS)      MARGIN(%)
----    ----------           ----------       -------     -------     --------     --------       --------      ---------
1       One-Month LIBOR     68,481,322.64      3.111      2.861         300          288            108           1.986
1       Six-Month LIBOR     98,185,444.02      3.289      3.039         300          289            109           2.058
2       Six-Month LIBOR    166,666,666.67      3.296      3.046         300          289            109           2.069
3       Six-Month LIBOR    166,666,666.67      3.300      3.050         300          289            109           2.068
                           --------------
                           500,000,100.00

                                                                                  RATE
                           MAXIMUM     MINIMUM     PERIODIC      NEXT RATE     ADJUSTMENT
                           MORTGAGE    MORTGAGE      RATE        ADJUSTMENT     FREQUENCY
POOL    INDEX TYPE          RATE(%)     RATE(%)      CAP(%)      (MONTHS)       (MONTHS)
----    ----------          -------     -------      ------      --------       --------
1       One-Month LIBOR     12.000       1.986       5.000           1              1
1       Six-Month LIBOR     12.000       2.058       4.992           3              6
2       Six-Month LIBOR     12.000       2.069       5.000           3              6
3       Six-Month LIBOR     12.000       2.068       5.000           3              6



The Group I Net WAC Cap, Group II Net WAC Cap, and Subordinate Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increases to 20% after the first period.

DISTRIBUTION     GROUP I NET (1)      GROUP II (2)      SUBORDINATE(1)(2)
   PERIOD          WAC CAP (%)       NET WAC CAP (%)     NET WAC CAP (%)
   ------          -----------       ---------------     ---------------
      1               2.97                3.05                3.02
      2               3.06                3.05                3.05
      3               5.12                3.05                3.74
      4               9.56                8.05                8.55
      5               9.56                8.05                8.55
      6               9.56                8.05                8.55
      7               9.56                8.05                8.55
      8               9.56                8.05                8.55
      9               9.56                8.05                8.55
     10              11.75               11.75               11.75
11 and after         11.75               11.75               11.75

(1)   1 Month LIBOR has a lookback period of 25 days.

(2)   6 Month LIBOR has a lookback period of 30 days.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                              TOTAL MORTGAGE LOANS

Total Current Balance                        $537,849,350.23
Total Number of Loans                             2,202

                                     AVERAGE OR
                                 WEIGHTED AVERAGE (1)       MINIMUM          MAXIMUM
                                 --------------------       -------          -------
Current Balance                     $244,254.93           $35,000.00      $2,328,730.75
Original Balance                    $248,014.76           $67,500.00      $2,340,000.00

Loan Rate                              3.271%                2.375%          3.875%
Servicing Fee                          0.250%                0.250%          0.250%
Net Loan Rate                          3.021%                2.125%          3.625%

Gross Margin                           2.055%                1.250%          2.625%
Maximum Loan Rate                     12.000%               12.000%         12.000%

Original LTV                           77.65%                7.23%           95.39%
Effective LTV                          77.65%                7.23%           95.39%

Credit Score                            716                   612             821

Original Term (mos)                     300                   300             300
Remaining Term (mos)                    289                   276             296
Seasoning (mos)                         11                     4               24

Next Rate Reset                          3                     1               6
Rate Adj Freq                            5                     1               6
First Rate Adj Freq (2)                  5                     2               6

IO Original Term                        120                   120             120
IO Remaining Term                       109                   96              116

Top State Concentrations ($)          FL(52.45%),GA(44.24%),NC(2.07%),SC(0.83%),TN(0.17%)

First Pay Date                                             08/01/02        04/01/04
Rate Change Date                                           08/01/04        01/01/05
Maturity Date                                              07/01/27        03/01/29

(1)   Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                              TOTAL MORTGAGE LOANS

INDEX

                                                                           WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                               AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE      PERCENT
             NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE   CREDIT      BALANCE    ORIGINAL  EFFECTIVE      FULL
INDEX      MORTGAGE LOANS     OUTSTANDING        OUTSTANDING     COUPON     SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
-----      --------------     -----------        -----------     ------     -----    -----------    ---       ---      -------------
One-Month
  LIBOR          241       $ 73,661,739.23          13.70%       3.111%     720       305,650     75.43%    75.43%       100.00%
Six-Month
  LIBOR        1,961        464,187,611.00          86.30        3.296      716       236,710     78.01     78.01        100.00
TOTAL:         2,202       $537,849,350.23         100.00%       3.271%     716       244,255     77.65%    77.65%       100.00%


PRINCIPAL BALANCES

                                                         % OF
                              NUMBER     AGGREGATE     AGGREGATE            WEIGHTED   AVERAGE    WEIGHTED   WEIGHTED
                                OF       PRINCIPAL     PRINCIPAL  WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    AVERAGE     PERCENT
RANGE OF                     MORTGAGE     BALANCE       BALANCE   AVERAGE    CREDIT    BALANCE    ORIGINAL  EFFECTIVE      FULL
PRINCIPAL BALANCES ($)        LOANS     OUTSTANDING   OUTSTANDING  COUPON    SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
----------------------        -----     -----------   -----------  ------    -----   -----------    ---        ---     -------------
0.01 to 100,000.00                176 $ 15,303,676.51      2.85%    3.314%     726        86,953    74.65%     74.65%      100.00%
100,000.01 to 200,000.00        1,011  150,269,825.76     27.94     3.281      717       148,635    78.88      78.88       100.00
200,000.01 to 300,000.00          498  121,039,055.84     22.50     3.272      717       243,050    80.05      80.05       100.00
300,000.01 to 400,000.00          256   88,411,790.35     16.44     3.264      714       345,359    78.89      78.89       100.00
400,000.01 to 500,000.00          107   48,071,880.23      8.94     3.293      719       449,270    78.47      78.47       100.00
500,000.01 to 600,000.00           58   31,603,194.76      5.88     3.240      712       544,883    75.76      75.76       100.00
600,000.01 to 700,000.00           40   25,947,982.59      4.82     3.243      711       648,700    76.73      76.73       100.00
700,000.01 to 800,000.00           21   15,818,220.06      2.94     3.227      726       753,249    71.09      71.09       100.00
800,000.01 to 900,000.00            6    5,095,453.23      0.95     3.330      707       849,242    70.79      70.79       100.00
900,000.01 to 1,000,000.00         14   13,641,407.43      2.54     3.180      717       974,386    71.91      71.91       100.00
1,000,000.01 to 1,100,000.00        1    1,011,108.85      0.19     3.375      766     1,011,109    75.00      75.00       100.00
1,100,000.01 to 1,200,000.00        2    2,337,999.98      0.43     3.060      713     1,169,000    72.47      72.47       100.00
1,200,000.01 to 1,300,000.00        2    2,509,816.03      0.47     3.194      681     1,254,908    61.73      61.73       100.00
1,300,000.01 to 1,400,000.00        4    5,472,240.34      1.02     3.282      695     1,368,060    65.04      65.04       100.00
1,500,000.01 to 2,000,000.00        5    8,986,967.52      1.67     3.229      717     1,797,394    65.40      65.40       100.00
2,000,000.01 to 2,500,000.00        1    2,328,730.75      0.43     3.875      761     2,328,731    60.00      60.00       100.00
TOTAL:                          2,202 $537,849,350.23    100.00%    3.271%     716       244,255    77.65%     77.65%      100.00%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                              TOTAL MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                              % OF
RANGE OF         NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
CURRENT            OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
MORTGAGE        MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
RATES (%)        LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
---------        -----      -----------    -----------   ------    -----    -----------    ---       ---      -------------
2.251 to 2.500         5  $  2,153,637.28        0.40%    2.446%    718       430,727     67.30%    67.30%       100.00%
2.501 to 2.750        50    13,946,948.16        2.59     2.726     731       278,939     78.63     78.63        100.00
2.751 to 3.000       293    83,105,243.95       15.45     2.958     716       283,636     77.36     77.36        100.00
3.001 to 3.250       815   191,868,462.15       35.67     3.196     719       235,421     77.59     77.59        100.00
3.251 to 3.500       900   210,825,964.99       39.20     3.433     714       234,251     77.78     77.78        100.00
3.501 to 3.750       117    27,392,526.06        5.09     3.645     709       234,124     80.27     80.27        100.00
3.751 to 4.000        22     8,556,567.64        1.59     3.875     725       388,935     71.31     71.31        100.00
TOTAL:             2,202  $537,849,350.23      100.00%    3.271%    716       244,255     77.65%    77.65%       100.00%


REMAINING TERM

                                              % OF
                 NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
REMAINING          OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
  TERM          MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
(MONTHS)         LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
---------        -----      -----------    -----------   ------    -----    -----------    ---       ---      -------------
    276                3  $  2,258,295.89        0.42%    3.318%    688       752,765     64.77%    64.77%       100.00%
    281                2       676,039.41        0.13     3.479     720       338,020     80.00     80.00        100.00
    282                5     1,186,493.48        0.22     3.180     741       237,299     68.30     68.30        100.00
    283               22     4,760,209.30        0.89     3.285     704       216,373     78.82     78.82        100.00
    284              211    59,364,596.34       11.04     3.307     715       281,349     76.79     76.79        100.00
    285              202    52,864,945.03        9.83     3.212     714       261,708     75.84     75.84        100.00
    286              204    49,315,568.24        9.17     3.152     713       241,743     76.41     76.41        100.00
    287              226    51,671,227.54        9.61     3.364     716       228,634     77.39     77.39        100.00
    288              195    45,108,363.79        8.39     3.362     719       231,325     78.77     78.77        100.00
    289              198    48,428,071.77        9.00     3.317     718       244,586     77.82     77.82        100.00
    290              196    45,817,728.80        8.52     3.295     717       233,764     79.04     79.04        100.00
    291              231    56,852,621.53       10.57     3.164     717       246,115     78.77     78.77        100.00
    292              126    26,748,995.03        4.97     3.147     707       212,294     79.26     79.26        100.00
    293               70    18,583,846.16        3.46     3.417     713       265,484     78.81     78.81        100.00
    294              114    27,370,871.02        5.09     3.354     721       240,095     78.92     78.92        100.00
    295              196    46,683,076.90        8.68     3.242     726       238,179     77.05     77.05        100.00
    296                1       158,400.00        0.03     3.375     686       158,400     68.87     68.87        100.00
 TOTAL:            2,202  $537,849,350.23      100.00%    3.271%    716       244,255     77.65%    77.65%       100.00%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                              TOTAL MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                              % OF
  RANGE OF       NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
  ORIGINAL         OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
LOAN-TO-VALUE   MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
  RATIOS(%)      LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
  --------       -----      -----------    -----------   ------    -----    -----------    ---       ---      -------------

0.01 to 10.00        1    $    184,057.53        0.03%    2.875%    751       184,058      7.23%     7.23%       100.00%
10.01 to 20.00       2         247,178.90        0.05     3.534     745       123,589     15.71     15.71        100.00
20.01 to 30.00      10       1,661,018.76        0.31     3.268     735       166,102     24.10     24.10        100.00
30.01 to 40.00      12       2,997,156.29        0.56     3.343     701       249,763     37.65     37.65        100.00
40.01 to 50.00      45      10,605,833.46        1.97     3.256     742       235,685     46.09     46.09        100.00
50.01 to 60.00      60      18,885,197.19        3.51     3.366     725       314,753     56.42     56.42        100.00
60.01 to 70.00     159      53,035,966.83        9.86     3.222     716       333,560     66.35     66.35        100.00
70.01 to 75.00      94      33,138,717.64        6.16     3.241     725       352,540     73.66     73.66        100.00
75.01 to 80.00   1,489     345,233,164.64       64.19     3.268     717       231,856     79.70     79.70        100.00
80.01 to 85.00      27       7,520,339.33        1.40     3.341     701       278,531     83.68     83.68        100.00
85.01 to 90.00     123      27,024,932.91        5.02     3.348     708       219,715     89.51     89.51        100.00
90.01 to 95.00     179      37,091,486.75        6.90     3.276     699       207,215     94.57     94.57        100.00
95.01 to 100.00      1         224,300.00        0.04     3.500     719       224,300     95.39     95.39        100.00
TOTAL:           2,202    $537,849,350.23      100.00%    3.271%    716       244,255     77.65%    77.65%       100.00%


EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

   RANGE OF                                   % OF
  EFFECTIVE      NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
LOAN-TO-VALUE      OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
  RATIOS AT     MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
ORIGINATION(%)   LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
--------------   -----      -----------    -----------   ------    -----    -----------    ---       ---      -------------
0.01 to 10.00        1    $    184,057.53        0.03%    2.875%    751       184,058      7.23%     7.23%       100.00%
10.01 to 20.00       2         247,178.90        0.05     3.534     745       123,589     15.71     15.71        100.00
20.01 to 30.00      10       1,661,018.76        0.31     3.268     735       166,102     24.10     24.10        100.00
30.01 to 40.00      12       2,997,156.29        0.56     3.343     701       249,763     37.65     37.65        100.00
40.01 to 50.00      45      10,605,833.46        1.97     3.256     742       235,685     46.09     46.09        100.00
50.01 to 60.00      60      18,885,197.19        3.51     3.366     725       314,753     56.42     56.42        100.00
60.01 to 70.00     159      53,035,966.83        9.86     3.222     716       333,560     66.35     66.35        100.00
70.01 to 75.00      94      33,138,717.64        6.16     3.241     725       352,540     73.66     73.66        100.00
75.01 to 80.00   1,489     345,233,164.64       64.19     3.268     717       231,856     79.70     79.70        100.00
80.01 to 85.00      27       7,520,339.33        1.40     3.341     701       278,531     83.68     83.68        100.00
85.01 to 90.00     123      27,024,932.91        5.02     3.348     708       219,715     89.51     89.51        100.00
90.01 to 95.00     179      37,091,486.75        6.90     3.276     699       207,215     94.57     94.57        100.00
95.01 to 100.00      1         224,300.00        0.04     3.500     719       224,300     95.39     95.39        100.00
TOTAL:           2,202    $537,849,350.23      100.00%    3.271%    716       244,255     77.65%    77.65%       100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                              TOTAL MORTGAGE LOANS

CREDIT SCORES

                                              % OF
                 NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                   OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
  RANGE OF      MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
CREDIT SCORES    LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
--------------   -----      -----------    -----------   ------    -----    -----------    ---       ---      -------------
Not Available        3    $  1,617,470.73        0.30%    3.329%     NA       539,157     81.78%    81.78%       100.00%
601 to 625          12       3,150,974.86        0.59     3.223     619       262,581     81.26     81.26        100.00
626 to 650          66      17,626,995.08        3.28     3.338     640       267,076     80.08     80.08        100.00
651 to 675         356      86,584,368.89       16.10     3.288     664       243,215     79.69     79.69        100.00
676 to 700         433     108,730,953.33       20.22     3.275     688       251,111     77.71     77.71        100.00
701 to 725         405      95,319,672.02       17.72     3.259     713       235,357     77.63     77.63        100.00
726 to 750         365      89,156,108.56       16.58     3.253     738       244,263     77.62     77.62        100.00
751 to 775         325      81,834,973.06       15.22     3.259     763       251,800     76.84     76.84        100.00
776 to 800         206      46,694,641.98        8.68     3.285     785       226,673     73.58     73.58        100.00
801 to 825          31       7,133,191.72        1.33     3.251     805       230,103     80.30     80.30        100.00
TOTAL:           2,202    $537,849,350.23      100.00%    3.271%    716       244,255     77.65%    77.65%       100.00%


GEOGRAPHIC AREA

                                              % OF
                 NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                   OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
  GEOGRAPHIC    MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
     AREA        LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
--------------   -----      -----------    -----------   ------    -----    -----------    ---       ---      -------------
Alabama              4    $    850,098.59        0.16%    2.978%    744       212,525     86.83%    86.83%       100.00%
Colorado             1         275,613.80        0.05     3.375     696       275,614     91.30     91.30        100.00
Florida          1,082     282,117,091.63       52.45     3.363     716       260,737     77.06     77.06        100.00
Georgia          1,036     237,924,322.83       44.24     3.168     717       229,657     78.20     78.20        100.00
Mississippi          1         205,380.17        0.04     3.250     782       205,380     80.00     80.00        100.00
North Carolina      56      11,121,448.86        2.07     3.202     720       198,597     79.74     79.74        100.00
South Carolina      19       4,455,549.08        0.83     3.170     715       234,503     77.92     77.92        100.00
Tennessee            3         899,845.27        0.17     3.279     686       299,948     80.60     80.60        100.00
TOTAL:           2,202    $537,849,350.23      100.00%    3.271%    716       244,255     77.65%    77.65%       100.00%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                              TOTAL MORTGAGE LOANS

OCCUPANCY TYPE

                                              % OF
                 NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                   OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
                MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
OCCUPANCY TYPE   LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
--------------   -----      -----------    -----------   ------    -----    -----------    ---       ---      -------------
Primary          2,023    $496,138,432.61       92.24%    3.268%    715       245,249     77.78%    77.78%       100.00%
Second Home        142      36,304,306.94        6.75     3.299     728       255,664     79.43     79.43        100.00
Investment          37       5,406,610.68        1.01     3.309     738       146,125     53.90     53.90        100.00
TOTAL:           2,202    $537,849,350.23      100.00%    3.271%    716       244,255     77.65%    77.65%       100.00%


PROPERTY TYPE

                                              % OF
                 NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                   OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
                MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
PROPERTY TYPE    LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
--------------   -----      -----------    -----------   ------    -----    -----------    ---       ---      -------------
Single Family      860    $212,689,749.56       39.54%    3.270%    715       247,314     76.46%    76.46%       100.00%
De Minimus PUD   1,076     271,303,683.91       50.44     3.263     716       252,141     78.09     78.09        100.00
Condominium        255      51,406,703.00        9.56     3.308     727       201,595     80.40     80.40        100.00
Two- to
  Four-Family       10       2,272,376.71        0.42     3.414     695       227,238     75.20     75.20        100.00
Planned Unit
  Development        1         176,837.05        0.03     3.375     683       176,837     79.98     79.98        100.00
TOTAL:           2,202    $537,849,350.23      100.00%    3.271%    716       244,255     77.65%    77.65%       100.00%


LOAN PURPOSE

                                              % OF
                 NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                   OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
                MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
LOAN PURPOSE     LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
--------------   -----      -----------    -----------   ------    -----    -----------    ---       ---      -------------
Purchase         1,482    $354,479,454.15       65.91%    3.282%    720       239,190     80.15%    80.15%       100.00%
Refinance
  (No Cash-out)    402      92,000,376.46       17.11     3.263     709       228,857     74.23     74.23        100.00
Refinance
  (Cash-out)       318      91,369,519.62       16.99     3.235     712       287,326     71.42     71.42        100.00
TOTAL:           2,202    $537,849,350.23      100.00%    3.271%    716       244,255     77.65%    77.65%       100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               MLCC 2004-HB1

                              TOTAL MORTGAGE LOANS

LOAN DOCUMENTATION

                                                 % OF
                                 AGGREGATE      AGGREGATE              WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                    NUMBER OF    PRINCIPAL     PRINCIPAL    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    AVERAGE     PERCENT
                    MORTGAGE      BALANCE       BALANCE     AVERAGE     CREDIT     BALANCE     ORIGINAL   EFFECTIVE      FULL
LOAN DOCUMENTATION   LOANS      OUTSTANDING    OUTSTANDING   COUPON     SCORE    OUTSTANDING      LTV        LTV     DOCUMENTATION
------------------   -----      -----------    -----------   ------     -----    -----------      ---        ---     -------------
Full Documentation   2,202    $537,849,350.23    100.00%     3.271%      716       244,255       77.65%     77.65%     100.00%
TOTAL:               2,202    $537,849,350.23    100.00%     3.271%      716       244,255       77.65%     77.65%     100.00%

MARGINS

                                             % OF
                             AGGREGATE     AGGREGATE               WEIGHTED     AVERAGE      WEIGHTED   WEIGHTED
              NUMBER OF      PRINCIPAL     PRINCIPAL    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     AVERAGE      PERCENT
              MORTGAGE       BALANCE        BALANCE      AVERAGE    CREDIT      BALANCE      ORIGINAL   EFFECTIVE       FULL
MARGINS (%)     LOANS       OUTSTANDING   OUTSTANDING    COUPON     SCORE     OUTSTANDING      LTV         LTV      DOCUMENTATION
-----------     -----       -----------   -----------    ------     -----     -----------      ---         ---      -------------
1.250             1      $    925,000.00     0.17%        2.375%      741       925,000       63.36%      63.36%        100.00%
1.375             6         1,509,335.09     0.28         2.577       712       251,556       68.95       68.95         100.00
1.500            18         4,572,241.83     0.85         2.722       716       254,013       80.34       80.34         100.00
1.625            53        14,706,631.27     2.73         2.792       733       277,484       79.05       79.05         100.00
1.750           187        52,644,547.33     9.79         2.964       717       281,522       76.75       76.75         100.00
1.875           304        74,612,174.67    13.87         3.105       719       245,435       78.02       78.02         100.00
2.000           397        94,998,638.10    17.66         3.209       716       239,291       76.55       76.55         100.00
2.125           485       110,627,571.79    20.57         3.320       717       228,098       78.62       78.62         100.00
2.250           728       175,127,086.76    32.56         3.482       712       240,559       77.94       77.94         100.00
2.375            20         4,119,792.64     0.77         3.558       732       205,990       79.74       79.74         100.00
2.500             2         1,677,600.00     0.31         3.750       708       838,800       73.64       73.64         100.00
2.625             1         2,328,730.75     0.43         3.875       761     2,328,731       60.00       60.00         100.00
TOTAL:        2,202      $537,849,350.23   100.00%        3.271%      716       244,255       77.65%      77.65%        100.00%

MAXIMUM MORTGAGE RATE

                                AGGREGATE      % OF AGGREGATE            WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                   NUMBER OF    PRINCIPAL         PRINCIPAL    WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    AVERAGE      PERCENT
MAXIMUM MORTGAGE   MORTGAGE      BALANCE           BALANCE      AVERAGE   CREDIT    BALANCE    ORIGINAL  EFFECTIVE       FULL
RATE (%)             LOANS     OUTSTANDING       OUTSTANDING     COUPON   SCORE   OUTSTANDING    LTV       LTV       DOCUMENTATION
--------             -----     -----------       -----------     ------   -----   -----------    ---       ---       -------------
12.00                2,202    $537,849,350.23        100.00%      3.271%    716     244,255     77.65%    77.65%        100.00%
TOTAL:               2,202    $537,849,350.23        100.00%      3.271%    716     244,255     77.65%    77.65%        100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               MLCC 2004-HB1

                              TOTAL MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                                  % OF
                                 AGGREGATE      AGGREGATE              WEIGHTED     AVERAGE     WEIGHTED   WEIGHTED
                    NUMBER OF    PRINCIPAL      PRINCIPAL     WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    AVERAGE     PERCENT
NEXT RATE           MORTGAGE      BALANCE        BALANCE      AVERAGE   CREDIT      BALANCE     ORIGINAL   EFFECTIVE      FULL
ADJUSTMENT DATE       LOANS     OUTSTANDING    OUTSTANDING    COUPON     SCORE    OUTSTANDING      LTV        LTV     DOCUMENTATION
---------------       -----     -----------    -----------    ------     -----    -----------      ---        ---     -------------
August 2004            621    $163,972,605.77     30.49%       3.218%     720       264,046       76.56%     76.56%       100.00
September 2004         352      91,734,329.75     17.06        3.336      716       260,609       77.69      77.69        100.00
October 2004           387      94,628,015.99     17.59        3.191      714       244,517       77.31      77.31        100.00
November 2004          295      63,528,692.59     11.81        3.166      709       215,352       78.77      78.77        100.00
December 2004          262      59,112,610.44     10.99        3.428      717       225,621       78.35      78.35        100.00
January 2005           285      64,873,095.69     12.06        3.389      717       227,625       79.14      79.14        100.00
TOTAL:               2,202    $537,849,350.23    100.00%       3.271%     716       244,255       77.65%     77.65%       100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

Total Current Balance                              $179,274,524.27
Total Number of Loans                                          685

                                            AVERAGE OR
                                         WEIGHTED AVERAGE (1)         MINIMUM               MAXIMUM
                                         --------------------         -------               -------
Current Balance                            $   261,714.63         $    35,000.00         $ 1,809,450.00
Original Balance                           $   265,447.47         $    71,400.00         $ 1,809,450.00

Loan Rate                                           3.216%                 2.500%                 3.875%
Servicing Fee                                       0.250%                 0.250%                 0.250%
Net Loan Rate                                       2.966%                 2.250%                 3.625%

Gross Margin                                        2.028%                 1.375%                 2.375%
Maximum Loan Rate                                  12.000%                12.000%                12.000%

Original LTV                                        77.11%                 22.66%                 95.00%
Effective LTV                                       77.11%                 22.66%                 95.00%

Credit Score                                          719                    612                    810

Original Term (mos)                                   300                    300                    300
Remaining Term (mos)                                  288                    276                    295
Seasoning (mos)                                        12                      5                     24

Next Rate Reset                                         2                      1                      6
Rate Adj Freq                                           4                      1                      6
First Rate Adj Freq (2)                                 4                      2                      6

IO Original Term                                      120                    120                    120
IO Remaining Term                                     108                     96                    115

Top State Concentrations ($)             FL(61.74%),GA(35.68%),NC(1.42%),SC(0.83%),TN(0.22%)

First Pay Date                                                          08/01/02               03/01/04
Rate Change Date                                                        08/01/04               01/01/05
Maturity Date                                                           07/01/27               02/01/29

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

INDEX

                                                    % OF
                                  AGGREGATE       AGGREGATE              WEIGHTED    AVERAGE     WEIGHTED    WEIGHTED
                     NUMBER      PRINCIPAL        PRINCIPAL   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE      AVERAGE    PERCENT
                  OF MORTGAGE     BALANCE          BALANCE    AVERAGE      CREDIT    BALANCE     ORIGINAL    EFFECTIVE    FULL
INDEX                LOANS       OUTSTANDING     OUTSTANDING   COUPON      SCORE   OUTSTANDING     LTV         LTV         DOC
-----                -----       -----------     -----------   ------      -----   -----------     ---         ---         ---
One-Month LIBOR        241      $ 73,661,739.23      41.09%     3.111%       720      305,650     75.43%      75.43%      100.00%
Six-Month LIBOR        444       105,612,785.04      58.91      3.289        718      237,867     78.28       78.28       100.00
TOTAL:                 685      $179,274,524.27     100.00%     3.216%       719      261,715     77.11%      77.11%      100.00%

PRINCIPAL BALANCES

                                                         % OF
                              NUMBER     AGGREGATE     AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                OF       PRINCIPAL     PRINCIPAL   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE    PERCENT
RANGE OF                     MORTGAGE     BALANCE       BALANCE     AVERAGE   CREDIT      BALANCE    ORIGINAL  EFFECTIVE     FULL
PRINCIPAL BALANCES ($)        LOANS     OUTSTANDING    OUTSTANDING  COUPON     SCORE    OUTSTANDING    LTV        LTV        DOC
----------------------        -----     -----------    -----------  ------     -----    -----------    ---        ---        ---
0.01 to 100,000.00              44    $  3,690,826.48      2.06%     3.297%     727        83,882      71.00%    71.00%     100.00%
100,000.01 to 200,000.00       290      42,225,724.54     23.55      3.266      719       145,606      78.82     78.82      100.00
200,000.01 to 300,000.00       169      41,497,015.04     23.15      3.232      723       245,544      80.02     80.02      100.00
300,000.01 to 400,000.00        85      29,217,065.99     16.30      3.172      714       343,730      78.85     78.85      100.00
400,000.01 to 500,000.00        37      16,644,555.42      9.28      3.230      717       449,853      78.22     78.22      100.00
500,000.01 to 600,000.00        25      13,683,465.84      7.63      3.167      721       547,339      76.13     76.13      100.00
600,000.01 to 700,000.00        10       6,533,003.73      3.64      3.226      715       653,300      73.51     73.51      100.00
700,000.01 to 800,000.00         7       5,376,530.45      3.00      3.145      726       768,076      65.24     65.24      100.00
800,000.01 to 900,000.00         3       2,603,139.37      1.45      3.168      709       867,713      70.50     70.50      100.00
900,000.01 to 1,000,000.00       8       7,814,638.58      4.36      3.220      737       976,830      71.64     71.64      100.00
1,000,000.01 to 1,100,000.00     1       1,011,108.85      0.56      3.375      766     1,011,109      75.00     75.00      100.00
1,100,000.01 to 1,200,000.00     2       2,337,999.98      1.30      3.060      713     1,169,000      72.47     72.47      100.00
1,300,000.01 to 1,400,000.00     1       1,400,000.00      0.78      3.000      666     1,400,000      70.00     70.00      100.00
1,500,000.01 to 2,000,000.00     3       5,239,450.00      2.92      3.125      699     1,746,483      66.33     66.33      100.00
TOTAL:                         685    $179,274,524.27    100.00%     3.216%     719       261,715      77.11%    77.11%     100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                                  % OF
                     NUMBER     AGGREGATE        AGGREGATE               WEIGHTED     AVERAGE     WEIGHTED    WEIGHTED
                       OF       PRINCIPAL        PRINCIPAL    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      AVERAGE    PERCENT
RANGE OF CURRENT    MORTGAGE     BALANCE          BALANCE     AVERAGE     CREDIT      BALANCE     ORIGINAL    EFFECTIVE     FULL
MORTGAGE RATES (%)   LOANS     OUTSTANDING      OUTSTANDING    COUPON      SCORE    OUTSTANDING     LTV          LTV        DOC
------------------   -----     -----------      -----------    ------      -----    -----------     ---          ---        ---
2.251 to 2.500         3     $  1,130,647.49        0.63%       2.500%      702       376,882      69.46%       69.46%     100.00%
2.501 to 2.750        37       10,879,534.26        6.07        2.732       729       294,041      77.46        77.46      100.00
2.751 to 3.000        92       28,258,742.98       15.76        2.947       710       307,160      77.04        77.04      100.00
3.001 to 3.250       313       83,931,503.35       46.82        3.213       722       268,152      76.37        76.37      100.00
3.251 to 3.500       205       47,535,350.75       26.52        3.439       717       231,880      78.01        78.01      100.00
3.501 to 3.750        32        7,127,851.26        3.98        3.636       720       222,745      81.68        81.68      100.00
3.751 to 4.000         3          410,894.18        0.23        3.875       679       136,965      62.08        62.08      100.00
TOTAL:               685     $179,274,524.27      100.00%       3.216%      719       261,715      77.11%       77.11%     100.00%

REMAINING TERM

                                            % OF
             NUMBER         AGGREGATE      AGGREGATE                   WEIGHTED      AVERAGE      WEIGHTED     WEIGHTED
REMAINING     OF            PRINCIPAL      PRINCIPAL      WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE      AVERAGE      PERCENT
TERM        MORTGAGE        BALANCE         BALANCE       AVERAGE       CREDIT       BALANCE      ORIGINAL     EFFECTIVE      FULL
(MONTHS)     LOANS        OUTSTANDING     OUTSTANDING      COUPON       SCORE      OUTSTANDING      LTV          LTV          DOC
---         --------    ---------------       ----          -----         ---      ---------       -----        -----        ------
276            2        $  2,136,611.80       1.19%         3.307%        690      1,068,306       63.33%       63.33%       100.00%
282            3             893,185.50       0.50          3.240         765        297,729       69.40        69.40        100.00
283            8           1,752,536.11       0.98          3.064         737        219,067       80.91        80.91        100.00
284           68          17,381,249.15       9.70          3.250         712        255,607       77.03        77.03        100.00
285           63          19,680,290.32      10.98          3.203         721        312,386       76.28        76.28        100.00
286           64          18,135,632.72      10.12          3.099         714        283,369       73.10        73.10        100.00
287           73          20,258,737.40      11.30          3.267         718        277,517       76.82        76.82        100.00
288           60          14,319,852.80       7.99          3.258         726        238,664       78.58        78.58        100.00
289           63          16,831,671.44       9.39          3.224         716        267,169       79.07        79.07        100.00
290           73          18,190,453.10      10.15          3.216         722        249,184       77.67        77.67        100.00
291           67          16,066,877.64       8.96          3.177         718        239,804       81.22        81.22        100.00
292           31           7,537,822.88       4.20          3.143         702        243,156       77.64        77.64        100.00
293           21           4,384,255.58       2.45          3.358         716        208,774       78.68        78.68        100.00
294           31           6,810,361.50       3.80          3.246         736        219,689       76.52        76.52        100.00
295           58          14,894,986.33       8.31          3.240         727        256,810       76.36        76.36        100.00
TOTAL:       685        $179,274,524.27     100.00%         3.216%        719        261,715       77.11%       77.11%       100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE
RATIOS

                                                    % OF
                       NUMBER      AGGREGATE      AGGREGATE               WEIGHTED     AVERAGE      WEIGHTED    WEIGHTED
RANGE OF ORIGINAL        OF        PRINCIPAL      PRINCIPAL   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      AVERAGE    PERCENT
LOAN-TO-VALUE         MORTGAGE      BALANCE        BALANCE    AVERAGE      CREDIT      BALANCE      ORIGINAL    EFFECTIVE    FULL
RATIOS (%)              LOANS     OUTSTANDING    OUTSTANDING   COUPON      SCORE     OUTSTANDING      LTV          LTV       DOC
----------              -----     -----------    -----------   ------      -----     -----------      ---          ---       ---
20.01 to 30.00            4     $  1,035,304.13      0.58%      3.212%      721         258,826      24.44%       24.44%    100.00%
30.01 to 40.00            6          644,985.13      0.36       3.250       717         107,498      35.01        35.01     100.00
40.01 to 50.00           13        3,629,335.86      2.02       3.265       742         279,180      46.49        46.49     100.00
50.01 to 60.00           18        5,072,986.17      2.83       3.161       719         281,833      55.23        55.23     100.00
60.01 to 70.00           61       23,617,626.91     13.17       3.180       713         387,174      66.58        66.58     100.00
70.01 to 75.00           33       15,272,989.63      8.52       3.172       732         462,818      73.87        73.87     100.00
75.01 to 80.00          456      108,808,792.29     60.69       3.220       719         238,616      79.66        79.66     100.00
80.01 to 85.00            5        1,152,770.56      0.64       3.180       746         230,554      83.07        83.07     100.00
85.01 to 90.00           28        6,439,194.66      3.59       3.288       716         229,971      89.57        89.57     100.00
90.01 to 95.00           61       13,600,538.93      7.59       3.267       707         222,960      94.57        94.57     100.00
TOTAL:                  685     $179,274,524.27    100.00%      3.216%      719         261,715      77.11%       77.11%    100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

EFFECTIVE LOAN-TO-VALUE RATIOS AT
ORIGINATION

                                                     % OF
RANGE OF EFFECTIVE                 AGGREGATE       AGGREGATE              WEIGHTED     AVERAGE      WEIGHTED     WEIGHTED
LOAN-TO-VALUE        NUMBER        PRINCIPAL       PRINCIPAL   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      AVERAGE    PERCENT
RATIOS AT          OF MORTGAGE      BALANCE         BALANCE     AVERAGE   CREDIT       BALANCE      ORIGINAL    EFFECTIVE     FULL
ORIGINATION (%)      LOANS        OUTSTANDING     OUTSTANDING   COUPON     SCORE     OUTSTANDING      LTV          LTV        DOC
---------------      -----        -----------     -----------   ------     -----     -----------      ---          ---        ---
20.01 to 30.00         4       $  1,035,304.13        0.58%      3.212%     721         258,826      24.44%       24.44%     100.00%
30.01 to 40.00         6            644,985.13        0.36       3.250      717         107,498      35.01        35.01      100.00
40.01 to 50.00        13          3,629,335.86        2.02       3.265      742         279,180      46.49        46.49      100.00
50.01 to 60.00        18          5,072,986.17        2.83       3.161      719         281,833      55.23        55.23      100.00
60.01 to 70.00        61         23,617,626.91       13.17       3.180      713         387,174      66.58        66.58      100.00
70.01 to 75.00        33         15,272,989.63        8.52       3.172      732         462,818      73.87        73.87      100.00
75.01 to 80.00       456        108,808,792.29       60.69       3.220      719         238,616      79.66        79.66      100.00
80.01 to 85.00         5          1,152,770.56        0.64       3.180      746         230,554      83.07        83.07      100.00
85.01 to 90.00        28          6,439,194.66        3.59       3.288      716         229,971      89.57        89.57      100.00
90.01 to 95.00        61         13,600,538.93        7.59       3.267      707         222,960      94.57        94.57      100.00
TOTAL:               685       $179,274,524.27      100.00%      3.216%     719         261,715      77.11%       77.11%     100.00%

CREDIT SCORES

                                AGGREGATE     % OF AGGREGATE            WEIGHTED     AVERAGE      WEIGHTED   WEIGHTED
                 NUMBER OF      PRINCIPAL       PRINCIPAL     WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    AVERAGE    PERCENT
RANGE OF          MORTGAGE       BALANCE         BALANCE       AVERAGE    CREDIT     BALANCE      ORIGINAL  EFFECTIVE    FULL
CREDIT SCORES      LOANS      OUTSTANDING       OUTSTANDING    COUPON     SCORE    OUTSTANDING      LTV        LTV        DOC
-------------      -----      -----------       -----------    ------     -----    -----------      ---        ---        ---
Not Available         1     $  1,000,000.00        0.56%        3.500%       NA      1,000,000     76.92%     76.92%     100.00%
601 to 625            1          121,015.82        0.07         3.000       612        121,016     65.63      65.63      100.00
626 to 650           19        5,242,991.54        2.92         3.286       641        275,947     81.63      81.63      100.00
651 to 675           92       24,528,015.63       13.68         3.195       664        266,609     79.45      79.45      100.00
676 to 700          142       37,951,317.03       21.17         3.229       688        267,263     76.54      76.54      100.00
701 to 725          136       33,668,820.82       18.78         3.191       713        247,565     75.87      75.87      100.00
726 to 750          113       30,623,747.38       17.08         3.227       738        271,007     77.91      77.91      100.00
751 to 775          102       28,203,328.93       15.73         3.197       764        276,503     76.80      76.80      100.00
776 to 800           68       15,330,350.77        8.55         3.248       785        225,446     74.66      74.66      100.00
801 to 825           11        2,604,936.35        1.45         3.170       805        236,812     79.28      79.28      100.00
TOTAL:              685     $179,274,524.27      100.00%        3.216%      719        261,715     77.11%     77.11%     100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

GEOGRAPHIC AREA

                                    AGGREGATE     % OF AGGREGATE             WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                      NUMBER        PRINCIPAL       PRINCIPAL      WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    AVERAGE    PERCENT
                    OF MORTGAGE      BALANCE         BALANCE       AVERAGE    CREDIT     BALANCE     ORIGINAL  EFFECTIVE     FULL
GEOGRAPHIC AREA        LOANS       OUTSTANDING     OUTSTANDING     COUPON     SCORE    OUTSTANDING     LTV        LTV        DOC
---------------        -----       -----------     -----------     ------     -----    -----------     ---        ---        ---
Florida                 403      $110,683,080.21       61.74%       3.266%      719      274,648       76.65%    76.65%     100.00%
Georgia                 262        63,960,588.37       35.68        3.127       719      244,124       77.74     77.74      100.00
Mississippi               1           205,380.17        0.11        3.250       782      205,380       80.00     80.00      100.00
North Carolina           13         2,541,959.56        1.42        3.261       718      195,535       81.61     81.61      100.00
South Carolina            5         1,483,620.69        0.83        3.206       717      296,724       75.21     75.21      100.00
Tennessee                 1           399,895.27        0.22        3.250       721      399,895       80.00     80.00      100.00
TOTAL:                  685      $179,274,524.27      100.00%       3.216%      719      261,715       77.11%    77.11%     100.00%

OCCUPANCY TYPE

                                  AGGREGATE     % OF AGGREGATE             WEIGHTED    AVERAGE     WEIGHTED    WEIGHTED
                     NUMBER       PRINCIPAL        PRINCIPAL    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     AVERAGE     PERCENT
                  OF MORTGAGE      BALANCE          BALANCE      AVERAGE    CREDIT     BALANCE     ORIGINAL   EFFECTIVE     FULL
OCCUPANCY TYPE       LOANS       OUTSTANDING     OUTSTANDING     COUPON     SCORE    OUTSTANDING      LTV        LTV         DOC
--------------       -----       -----------     -----------     ------     -----    -----------      ---        ---         ---
Primary               628      $164,966,245.53       92.02%       3.213%       719      262,685       77.59%      77.59%    100.00%
Second Home            44        11,813,132.57        6.59        3.234        719      268,480       76.78       76.78     100.00
Investment             13         2,495,146.17        1.39        3.275        741      191,934       46.54       46.54     100.00
TOTAL:                685      $179,274,524.27      100.00%       3.216%       719      261,715       77.11%      77.11%    100.00%

PROPERTY TYPE

                                      AGGREGATE     % OF AGGREGATE            WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                         NUMBER       PRINCIPAL        PRINCIPAL    WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE    AVERAGE   PERCENT
                      OF MORTGAGE      BALANCE          BALANCE      AVERAGE   CREDIT     BALANCE     ORIGINAL   EFFECTIVE    FULL
PROPERTY TYPE            LOANS       OUTSTANDING      OUTSTANDING    COUPON     SCORE   OUTSTANDING      LTV        LTV        DOC
-------------            -----       -----------      -----------    ------     -----   -----------      ---        ---        ---
Single Family              251     $ 66,426,559.61        37.05%      3.235%     716      264,648       75.98%     75.98%    100.00%
De Minimus PUD             357       95,499,481.72        53.27       3.191      720      267,506       77.62      77.62     100.00
Condominium                 73       16,177,556.23         9.02       3.269      727      221,610       78.54      78.54     100.00
Two- to Four-Family          4        1,170,926.71         0.65       3.382      682      292,732       80.00      80.00     100.00
TOTAL:                     685     $179,274,524.27       100.00%      3.216%     719      261,715       77.11%     77.11%    100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

LOAN PURPOSE

                                                            %
                                         AGGREGATE     OF AGGREGATE            WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                            NUMBER       PRINCIPAL       PRINCIPAL    WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    AVERAGE   PERCENT
                         OF MORTGAGE      BALANCE         BALANCE     AVERAGE    CREDIT    BALANCE     ORIGINAL  EFFECTIVE    FULL
LOAN PURPOSE                LOANS       OUTSTANDING     OUTSTANDING    COUPON    SCORE    OUTSTANDING    LTV        LTV       DOC
------------                -----       -----------     -----------    ------    -----    -----------    ---        ---       ---
Purchase                      474     $121,018,255.59      67.50%       3.220%    722       255,313     79.81%     79.81%    100.00%
Refinance (No Cash-out)       104       27,034,619.73      15.08        3.230     715       259,948     70.22      70.22     100.00
Refinance (Cash-out)          107       31,221,648.95      17.42        3.185     709       291,791     72.60      72.60     100.00
TOTAL:                        685     $179,274,524.27     100.00%       3.216%    719       261,715     77.11%     77.11%    100.00%

LOAN DOCUMENTATION

                                     AGGREGATE      % OF AGGREGATE            WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                        NUMBER       PRINCIPAL        PRINCIPAL     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     AVERAGE   PERCENT
                     OF MORTGAGE      BALANCE          BALANCE      AVERAGE    CREDIT     BALANCE     ORIGINAL   EFFECTIVE    FULL
LOAN DOCUMENTATION      LOANS       OUTSTANDING      OUTSTANDING     COUPON     SCORE   OUTSTANDING     LTV         LTV        DOC
------------------      -----       -----------      -----------     ------     -----   -----------     ---         ---        ---
Full Documentation       685       $179,274,524.27      100.00%      3.216%      719      261,715      77.11%      77.11%    100.00%
TOTAL:                   685       $179,274,524.27      100.00%      3.216%      719      261,715      77.11%      77.11%    100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

MARGINS

                               AGGREGATE    % OF AGGREGATE             WEIGHTED    AVERAGE      WEIGHTED   WEIGHTED
                NUMBER         PRINCIPAL      PRINCIPAL     WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     AVERAGE    PERCENT
              OF MORTGAGE       BALANCE        BALANCE      AVERAGE     CREDIT     BALANCE      ORIGINAL   EFFECTIVE     FULL
MARGINS (%)      LOANS        OUTSTANDING    OUTSTANDING     COUPON     SCORE    OUTSTANDING      LTV        LTV          DOC
-----------      -----        -----------    -----------     ------     -----    -----------      ---        ---          ---
1.375                5     $  1,411,345.30       0.79%        2.583%      714      282,269        68.21%     68.21%     100.00%
1.500               11        2,940,414.27       1.64         2.733       710      267,310        79.60      79.60      100.00
1.625               32        9,443,616.12       5.27         2.761       734      295,113        78.62      78.62      100.00
1.750               55       17,915,091.56       9.99         2.945       711      325,729        76.28      76.28      100.00
1.875               84       21,817,509.56      12.17         3.087       718      259,732        77.10      77.10      100.00
2.000               79       24,246,853.18      13.52         3.193       723      306,922        74.12      74.12      100.00
2.125              247       59,880,780.74      33.40         3.279       721      242,432        77.59      77.59      100.00
2.250              164       39,505,335.85      22.04         3.477       715      240,886        78.21      78.21      100.00
2.375                8        2,113,577.69       1.18         3.544       721      264,197        79.81      79.81      100.00
TOTAL:             685     $179,274,524.27     100.00%        3.216%      719      261,715        77.11%     77.11%     100.00%

MAXIMUM MORTGAGE RATE

                                   AGGREGATE     % OF AGGREGATE            WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                      NUMBER       PRINCIPAL        PRINCIPAL    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     AVERAGE   PERCENT
MAXIMUM MORTGAGE   OF MORTGAGE      BALANCE          BALANCE     AVERAGE    CREDIT     BALANCE     ORIGINAL   EFFECTIVE    FULL
RATE (%)              LOANS       OUTSTANDING     OUTSTANDING     COUPON    SCORE    OUTSTANDING     LTV         LTV       DOC
--------              -----       -----------     -----------     ------    -----    -----------     ---         ---       ---
12.000                  685     $179,274,524.27      100.00%      3.216%     719       261,715      77.11%     77.11%     100.00%
TOTAL:                  685     $179,274,524.27      100.00%      3.216%     719       261,715      77.11%     77.11%     100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                 AGGREGATE      % OF AGGREGATE             WEIGHTED    AVERAGE      WEIGHTED   WEIGHTED
                    NUMBER       PRINCIPAL         PRINCIPAL    WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE    AVERAGE    PERCENT
NEXT RATE         OF MORTGAGE     BALANCE          BALANCE       AVERAGE   CREDIT      BALANCE      ORIGINAL   EFFECTIVE     FULL
ADJUSTMENT DATE      LOANS      OUTSTANDING      OUTSTANDING     COUPON     SCORE    OUTSTANDING      LTV         LTV         DOC
---------------      -----      -----------      -----------     ------     -----    -----------      ---         ---         ---
August 2004           334      $ 97,580,441.68       54.43%       3.155%     720       292,157        76.07%     76.07%     100.00%
September 2004         85        21,965,306.86       12.25        3.328      720       258,415        76.83      76.83      100.00
October 2004           84        20,657,617.39       11.52        3.211      717       245,924        79.12      79.12      100.00
November 2004          60        13,137,584.92        7.33        3.153      702       218,960        78.13      78.13      100.00
December 2004          58        12,824,490.31        7.15        3.423      724       221,112        79.14      79.14      100.00
January 2005           64        13,109,083.11        7.31        3.345      727       204,829        79.11      79.11      100.00
TOTAL:                685      $179,274,524.27      100.00%       3.216%     719       261,715        77.11%     77.11%     100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP II MORTGAGE LOANS

      Total Current Balance                        $179,280,122.22
      Total Number of Loans                                    741

                                          AVERAGE OR
                                      WEIGHTED AVERAGE (1)      MINIMUM         MAXIMUM
                                      --------------------      -------         -------
      Current Balance                    $241,943.48          $52,642.94     $2,328,730.75
      Original Balance                   $246,682.20          $75,000.00     $2,340,000.00
      Loan Rate                              3.296%              2.375%           3.875%
      Servicing Fee                          0.250%              0.250%           0.250%
      Net Loan Rate                          3.046%              2.125%           3.625%
      Gross Margin                           2.069%              1.250%           2.625%
      Maximum Loan Rate                     12.000%             12.000%          12.000%
      Original LTV                           77.63%              11.43%           95.39%
      Effective LTV                          77.63%              11.43%           95.39%
      Credit Score                            716                  613             821
      Original Term (mos)                     300                  300             300
      Remaining Term (mos)                    289                  282             295
      Seasoning (mos)                          11                   5               18
      Next Rate Reset                          3                    1               6
      Rate Adj Freq                            6                    6               6
      First Rate Adj Freq (2)                  6                    6               6
      IO Original Term                        120                  120             120
      IO Remaining Term                       109                  102             115
      Top State Concentrations ($)     FL(48.59%),GA(47.40%),NC(2.40%),SC(0.76%),AL(0.41%)
      First Pay Date                                            02/01/03         03/01/04
      Rate Change Date                                          08/01/04         01/01/05
      Maturity Date                                             01/01/28         02/01/29

      (1)   Based on current balances

      (2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP II MORTGAGE LOANS

INDEX

                                                      % OF
                                   AGGREGATE        AGGREGATE                WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                    NUMBER OF      PRINCIPAL        PRINCIPAL     WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     AVERAGE    PERCENT
                    MORTGAGE       BALANCE           BALANCE      AVERAGE     CREDIT     BALANCE     ORIGINAL   EFFECTIVE    FULL
INDEX                 LOANS       OUTSTANDING     OUTSTANDING     COUPON      SCORE    OUTSTANDING     LTV         LTV        DOC
-----                 -----       -----------     -----------     ------      -----    -----------     ---         ---        ---
Six-Month LIBOR        741      $179,280,122.22     100.00%        3.296%      716       241,943      77.63%      77.63%    100.00%
TOTAL:                 741      $179,280,122.22     100.00%        3.296%      716       241,943      77.63%      77.63%    100.00%

PRINCIPAL BALANCES

                                                           % OF
                                            AGGREGATE     AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              NUMBER OF     PRINCIPAL     PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
RANGE OF                      MORTGAGE       BALANCE       BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
PRINCIPAL BALANCES ($)          LOANS      OUTSTANDING   OUTSTANDING   COUPON    SCORE    OUTSTANDING     LTV       LTV        DOC
----------------------          -----      -----------   -----------   ------    -----    -----------     ---       ---        ---
0.01 to 100,000.00                 61   $  5,376,409.41        3.00%    3.313%     725        88,138     76.15%    76.15%    100.00%
100,000.01 to 200,000.00          339     50,207,598.49       28.01     3.304      717       148,105     78.89     78.89     100.00
200,000.01 to 300,000.00          167     40,056,026.91       22.34     3.295      711       239,856     80.30     80.30     100.00
300,000.01 to 400,000.00           90     30,742,996.06       17.15     3.314      713       341,589     78.36     78.36     100.00
400,000.01 to 500,000.00           39     17,418,003.18        9.72     3.320      724       446,615     78.59     78.59     100.00
500,000.01 to 600,000.00            9      4,902,528.28        2.73     3.193      702       544,725     75.94     75.94     100.00
600,000.01 to 700,000.00           18     11,691,868.72        6.52     3.258      713       649,548     76.76     76.76     100.00
700,000.01 to 800,000.00            8      5,962,560.01        3.33     3.237      755       745,320     75.06     75.06     100.00
800,000.01 to 900,000.00            1        810,000.00        0.45     3.250      653       810,000     74.65     74.65     100.00
900,000.01 to 1,000,000.00          4      3,856,844.04        2.15     3.062      695       964,211     72.32     72.32     100.00
1,200,000.01 to 1,300,000.00        1      1,214,316.03        0.68     3.000      680     1,214,316     70.00     70.00     100.00
1,300,000.01 to 1,400,000.00        2      2,712,240.34        1.51     3.194      705     1,356,120     54.97     54.97     100.00
1,500,000.01 to 2,000,000.00        1      2,000,000.00        1.12     3.375      709     2,000,000     61.30     61.30     100.00
2,000,000.01 to 2,500,000.00        1      2,328,730.75        1.30     3.875      761     2,328,731     60.00     60.00     100.00
TOTAL:                            741   $179,280,122.22      100.00%    3.296%     716       241,943     77.63%    77.63%    100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP II MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                                   % OF
                                  AGGREGATE      AGGREGATE                WEIGHTED     AVERAGE     WEIGHTED   WEIGHTED
                    NUMBER OF     PRINCIPAL      PRINCIPAL     WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    AVERAGE    PERCENT
RANGE OF CURRENT     MORTGAGE      BALANCE        BALANCE       AVERAGE    CREDIT      BALANCE     ORIGINAL   EFFECTIVE     FULL
MORTGAGE RATES (%)    LOANS      OUTSTANDING    OUTSTANDING     COUPON     SCORE     OUTSTANDING      LTV        LTV        DOC
------------------    -----      -----------    -----------     ------     -----     -----------      ---        ---        ---
2.251 to 2.500           2     $  1,022,989.79      0.57%        2.387%      735       511,495       64.92%     64.92%     100.00%
2.501 to 2.750           6        1,471,008.24      0.82         2.733       730       245,168       85.78      85.78      100.00
2.751 to 3.000          89       27,464,143.32     15.32         2.972       717       308,586       77.00      77.00      100.00
3.001 to 3.250         242       53,120,240.40     29.63         3.183       717       219,505       78.32      78.32      100.00
3.251 to 3.500         348       81,844,732.83     45.65         3.426       714       235,186       77.65      77.65      100.00
3.501 to 3.750          44        9,326,528.51      5.20         3.638       708       211,967       80.17      80.17      100.00
3.751 to 4.000          10        5,030,479.13      2.81         3.875       729       503,048       68.94      68.94      100.00
TOTAL:                 741     $179,280,122.22    100.00%        3.296%      716       241,943       77.63%     77.63%     100.00%

REMAINING TERM

                                                  % OF
                                AGGREGATE       AGGREGATE                WEIGHTED      AVERAGE      WEIGHTED    WEIGHTED
                 NUMBER OF      PRINCIPAL       PRINCIPAL      WEIGHTED   AVERAGE     PRINCIPAL      AVERAGE    AVERAGE    PERCENT
REMAINING TERM   MORTGAGE        BALANCE         BALANCE       AVERAGE    CREDIT       BALANCE      ORIGINAL   EFFECTIVE     FULL
(MONTHS)           LOANS       OUTSTANDING     OUTSTANDING      COUPON     SCORE     OUTSTANDING       LTV        LTV        DOC
--------           -----       -----------     -----------      ------     -----     -----------       ---        ---        ---
282                    2     $    293,307.98        0.16%        3.000%     669        146,654        64.95%     64.95%     100.00%
283                    6          827,510.48        0.46         3.332      728        137,918        80.66      80.66      100.00
284                   69       18,566,412.35       10.36         3.288      716        269,078        77.09      77.09      100.00
285                   68       15,869,712.93        8.85         3.223      712        233,378        77.70      77.70      100.00
286                   68       16,331,053.24        9.11         3.192      716        240,163        79.65      79.65      100.00
287                   69       13,582,451.59        7.58         3.426      717        196,847        75.81      75.81      100.00
288                   61       14,202,512.51        7.92         3.415      714        232,828        77.29      77.29      100.00
289                   70       18,984,355.25       10.59         3.391      718        271,205        77.19      77.19      100.00
290                   63       15,367,019.58        8.57         3.377      714        243,921        79.93      79.93      100.00
291                   79       21,624,454.62       12.06         3.183      713        273,727        75.95      75.95      100.00
292                   47        9,349,570.20        5.22         3.134      708        198,927        80.64      80.64      100.00
293                   27        8,369,086.94        4.67         3.433      713        309,966        76.21      76.21      100.00
294                   37        9,255,428.78        5.16         3.364      713        250,147        80.62      80.62      100.00
295                   75       16,657,245.77        9.29         3.226      731        222,097        75.96      75.96      100.00
TOTAL:               741     $179,280,122.22      100.00%        3.296%     716        241,943        77.63%     77.63%     100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP II MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                                           % OF
                                         AGGREGATE       AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                           NUMBER OF     PRINCIPAL       PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    AVERAGE    PERCENT
RANGE OF ORIGINAL          MORTGAGE       BALANCE         BALANCE     AVERAGE   CREDIT     BALANCE    ORIGINAL   EFFECTIVE    FULL
LOAN-TO-VALUE RATIOS (%)     LOANS      OUTSTANDING     OUTSTANDING   COUPON    SCORE    OUTSTANDING     LTV        LTV        DOC
------------------------     -----      -----------     -----------   ------    -----    -----------     ---        ---        ---
10.01 to 20.00                    2    $    247,178.90      0.14%      3.534%     745       123,589     15.71%     15.71%    100.00%
20.01 to 30.00                    3         301,714.64      0.17       3.469      759       100,572     24.08      24.08     100.00
30.01 to 40.00                    3       1,817,767.82      1.01       3.383      683       605,923     39.40      39.40     100.00
40.01 to 50.00                   16       3,473,305.57      1.94       3.211      763       217,082     47.26      47.26     100.00
50.01 to 60.00                   19       7,331,134.32      4.09       3.480      733       385,849     57.37      57.37     100.00
60.01 to 70.00                   47      14,993,139.71      8.36       3.216      721       319,003     65.61      65.61     100.00
70.01 to 75.00                   32       9,195,659.85      5.13       3.243      717       287,364     73.21      73.21     100.00
75.01 to 80.00                  504     117,594,270.89     65.59       3.295      716       233,322     79.69      79.69     100.00
80.01 to 85.00                   11       2,735,517.58      1.53       3.349      688       248,683     83.88      83.88     100.00
85.01 to 90.00                   47      10,160,376.68      5.67       3.339      708       216,178     89.61      89.61     100.00
90.01 to 95.00                   56      11,205,756.26      6.25       3.293      697       200,103     94.67      94.67     100.00
95.01 to 100.00                   1         224,300.00      0.13       3.500      719       224,300     95.39      95.39     100.00
TOTAL:                          741    $179,280,122.22    100.00%      3.296%     716       241,943     77.63%     77.63%    100.00%

EFFECTIVE LOAN-TO-VALUE RATIOS AT
ORIGINATION

                                                         % OF
                                        AGGREGATE      AGGREGATE             WEIGHTED   AVERAGE      WEIGHTED   WEIGHTED
RANGE OF EFFECTIVE      NUMBER OF       PRINCIPAL      PRINCIPAL   WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE   AVERAGE    PERCENT
LOAN-TO-VALUE RATIOS    MORTGAGE         BALANCE        BALANCE    AVERAGE    CREDIT    BALANCE      ORIGINAL  EFFECTIVE    FULL
AT ORIGINATION (%)        LOANS        OUTSTANDING    OUTSTANDING   COUPON     SCORE   OUTSTANDING      LTV       LTV        DOC
------------------        -----        -----------    -----------   ------     -----   -----------      ---       ---        ---
10.01 to 20.00               2       $    247,178.90      0.14%      3.534%     745      123,589       15.71%    15.71%     100.00%
20.01 to 30.00               3            301,714.64      0.17       3.469      759      100,572       24.08     24.08      100.00
30.01 to 40.00               3          1,817,767.82      1.01       3.383      683      605,923       39.40     39.40      100.00
40.01 to 50.00              16          3,473,305.57      1.94       3.211      763      217,082       47.26     47.26      100.00
50.01 to 60.00              19          7,331,134.32      4.09       3.480      733      385,849       57.37     57.37      100.00
60.01 to 70.00              47         14,993,139.71      8.36       3.216      721      319,003       65.61     65.61      100.00
70.01 to 75.00              32          9,195,659.85      5.13       3.243      717      287,364       73.21     73.21      100.00
75.01 to 80.00             504        117,594,270.89     65.59       3.295      716      233,322       79.69     79.69      100.00
80.01 to 85.00              11          2,735,517.58      1.53       3.349      688      248,683       83.88     83.88      100.00
85.01 to 90.00              47         10,160,376.68      5.67       3.339      708      216,178       89.61     89.61      100.00
90.01 to 95.00              56         11,205,756.26      6.25       3.293      697      200,103       94.67     94.67      100.00
95.01 to 100.00              1            224,300.00      0.13       3.500      719      224,300       95.39     95.39      100.00
TOTAL:                     741       $179,280,122.22    100.00%      3.296%     716      241,943       77.63%    77.63%     100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP II MORTGAGE LOANS

CREDIT SCORES

                                                          % OF
                                        AGGREGATE       AGGREGATE              WEIGHTED   AVERAGE      WEIGHTED   WEIGHTED
                          NUMBER OF     PRINCIPAL       PRINCIPAL    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    AVERAGE   PERCENT
                           MORTGAGE      BALANCE         BALANCE      AVERAGE   CREDIT     BALANCE     ORIGINAL  EFFECTIVE    FULL
RANGE OF CREDIT SCORES      LOANS      OUTSTANDING     OUTSTANDING    COUPON    SCORE    OUTSTANDING     LTV        LTV       DOC
----------------------      -----      -----------     -----------    ------    -----    -----------     ---        ---       ---
601 to 625                      3     $    760,273.96        0.42%     3.225%     618       253,425      92.09%     92.09%   100.00%
626 to 650                     24        5,959,591.37        3.32      3.389      639       248,316      79.03      79.03    100.00
651 to 675                    129       32,228,737.30       17.98      3.320      663       249,835      78.44      78.44    100.00
676 to 700                    139       33,076,942.82       18.45      3.288      688       237,964      79.14      79.14    100.00
701 to 725                    142       34,171,684.58       19.06      3.298      713       240,646      79.03      79.03    100.00
726 to 750                    113       26,858,473.43       14.98      3.199      740       237,686      77.36      77.36    100.00
751 to 775                    110       27,357,605.06       15.26      3.344      763       248,706      75.93      75.93    100.00
776 to 800                     70       16,493,679.21        9.20      3.314      784       235,624      71.69      71.69    100.00
801 to 825                     11        2,373,134.49        1.32      3.297      804       215,739      81.39      81.39    100.00
TOTAL:                        741     $179,280,122.22      100.00%     3.296%     716       241,943      77.63%     77.63%   100.00%

GEOGRAPHIC AREA

                                                    % OF
                                   AGGREGATE      AGGREGATE              WEIGHTED     AVERAGE     WEIGHTED    WEIGHTED
                   NUMBER OF       PRINCIPAL      PRINCIPAL    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    AVERAGE    PERCENT
                   MORTGAGE         BALANCE        BALANCE     AVERAGE    CREDIT      BALANCE     ORIGINAL   EFFECTIVE     FULL
GEOGRAPHIC AREA      LOANS        OUTSTANDING    OUTSTANDING    COUPON     SCORE    OUTSTANDING      LTV        LTV         DOC
---------------      -----        -----------    -----------    ------     -----    -----------      ---        ---         ---
Alabama                  3      $    733,450.00       0.41%      2.955%      742       244,483      87.91%     87.91%     100.00%
Colorado                 1           275,613.80       0.15       3.375       696       275,614      91.30      91.30      100.00
Florida                341        87,117,889.80      48.59       3.417       714       255,478      76.96      76.96      100.00
Georgia                369        84,976,247.72      47.40       3.184       717       230,288      78.13      78.13      100.00
North Carolina          19         4,307,102.03       2.40       3.199       732       226,690      77.33      77.33      100.00
South Carolina           6         1,369,868.87       0.76       3.037       697       228,311      80.60      80.60      100.00
Tennessee                2           499,950.00       0.28       3.302       657       249,975      81.07      81.07      100.00
TOTAL:                 741      $179,280,122.22     100.00%      3.296%      716       241,943      77.63%     77.63%     100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP II MORTGAGE LOANS

OCCUPANCY TYPE

                                                   % OF
                                  AGGREGATE      AGGREGATE                WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                   NUMBER OF      PRINCIPAL       PRINCIPAL    WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE     AVERAGE     PERCENT
                   MORTGAGE        BALANCE        BALANCE      AVERAGE     CREDIT     BALANCE     ORIGINAL   EFFECTIVE      FULL
OCCUPANCY TYPE       LOANS       OUTSTANDING    OUTSTANDING     COUPON      SCORE   OUTSTANDING      LTV        LTV         DOC
--------------       -----       -----------    -----------     ------      -----   -----------      ---        ---         ---
Primary               683      $167,584,367.59      93.48%       3.295%      714      245,365       77.65%     77.65%      100.00%
Second Home            44         9,905,043.95       5.52        3.318       739      225,115       80.27      80.27       100.00
Investment             14         1,790,710.68       1.00        3.329       738      127,908       61.03      61.03       100.00
TOTAL:                741      $179,280,122.22     100.00%       3.296%      716      241,943       77.63%     77.63%      100.00%

PROPERTY TYPE

                                                           % OF
                                          AGGREGATE      AGGREGATE              WEIGHTED   AVERAGE    WEIGHTED   WEIGHTED
                           NUMBER OF      PRINCIPAL      PRINCIPAL    WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    AVERAGE    PERCENT
                           MORTGAGE        BALANCE        BALANCE     AVERAGE    CREDIT    BALANCE    ORIGINAL   EFFECTIVE    FULL
PROPERTY TYPE                LOANS       OUTSTANDING    OUTSTANDING    COUPON    SCORE   OUTSTANDING     LTV        LTV        DOC
-------------                -----       -----------    -----------    ------    -----   -----------     ---        ---        ---
Single Family                  306     $ 71,961,977.60      40.14%      3.252%     714     235,170      76.33%     76.33%    100.00%
De Minimum PUD                 344       89,217,574.64      49.76       3.326      715     259,353      77.82      77.82     100.00
Condominium                     88       17,580,282.93       9.81       3.324      730     199,776      82.15      82.15     100.00
Two- to Four-Family              2          343,450.00       0.19       3.375      728     171,725      68.25      68.25     100.00
Planned Unit Development         1          176,837.05       0.10       3.375      683     176,837      79.98      79.98     100.00
TOTAL:                         741     $179,280,122.22     100.00%      3.296%     716     241,943      77.63%     77.63%    100.00%

LOAN PURPOSE

                                                          % OF
                                        AGGREGATE      AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                         NUMBER OF      PRINCIPAL      PRINCIPAL   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     AVERAGE   PERCENT
                         MORTGAGE        BALANCE        BALANCE     AVERAGE   CREDIT      BALANCE     ORIGINAL   EFFECTIVE   FULL
LOAN PURPOSE               LOANS       OUTSTANDING    OUTSTANDING   COUPON     SCORE    OUTSTANDING     LTV         LTV       DOC
------------               -----       -----------    -----------   ------     -----    -----------     ---         ---       ---
Purchase                    490     $115,480,394.27       64.41%     3.320%     717       235,674      80.23%      80.23%   100.00%
Refinance (No Cash-out)     148       31,955,885.18       17.82      3.289      712       215,918      73.70       73.70    100.00
Refinance (Cash-out)        103       31,843,842.77       17.76      3.219      714       309,164      72.16       72.16    100.00
TOTAL:                      741     $179,280,122.22      100.00%     3.296%     716       241,943      77.63%      77.63%   100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP II MORTGAGE LOANS

LOAN DOCUMENTATION

                                                      % OF
                                     AGGREGATE     AGGREGATE               WEIGHTED     AVERAGE      WEIGHTED   WEIGHTED
                     NUMBER OF       PRINCIPAL     PRINCIPAL    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     AVERAGE    PERCENT
                      MORTGAGE        BALANCE       BALANCE      AVERAGE     CREDIT      BALANCE     ORIGINAL   EFFECTIVE     FULL
LOAN DOCUMENTATION     LOANS        OUTSTANDING   OUTSTANDING    COUPON      SCORE    OUTSTANDING      LTV         LTV        DOC
------------------     -----        -----------   -----------    ------      -----    -----------      ---         ---        ---
Full Documentation      741      $179,280,122.22     100.00%      3.296%       716       241,943      77.63%     77.63%     100.00%
TOTAL:                  741      $179,280,122.22     100.00%      3.296%       716       241,943      77.63%     77.63%     100.00%

MARGINS

                                               % OF
                             AGGREGATE        AGGREGATE                WEIGHTED       AVERAGE     WEIGHTED    WEIGHTED
              NUMBER OF     PRINCIPAL        PRINCIPAL      WEIGHTED   AVERAGE       PRINCIPAL    AVERAGE     AVERAGE     PERCENT
               MORTGAGE      BALANCE          BALANCE        AVERAGE    CREDIT        BALANCE     ORIGINAL   EFFECTIVE      FULL
MARGINS (%)     LOANS      OUTSTANDING      OUTSTANDING      COUPON     SCORE       OUTSTANDING     LTV         LTV         DOC
-----------     -----      -----------      -----------      ------     -----       -----------     ---         ---         ---
1.250               1     $    925,000.00        0.52%        2.375%      741         925,000       63.36%     63.36%      100.00%
1.375               1           97,989.79        0.05         2.500       680          97,990       79.67      79.67       100.00
1.500               2          474,450.00        0.26         2.698       705         237,225       85.70      85.70       100.00
1.625              10        2,812,975.83        1.57         2.837       724         281,298       82.56      82.56       100.00
1.750              57       16,290,477.80        9.09         2.990       721         285,798       75.58      75.58       100.00
1.875             107       26,943,943.27       15.03         3.090       718         251,813       77.49      77.49       100.00
2.000             152       35,697,821.64       19.91         3.226       714         234,854       76.99      76.99       100.00
2.125             123       25,639,307.21       14.30         3.366       714         208,450       80.36      80.36       100.00
2.250             279       66,977,555.30       37.36         3.477       713         240,063       77.97      77.97       100.00
2.375               8        1,091,870.63        0.61         3.597       730         136,484       80.88      80.88       100.00
2.625               1        2,328,730.75        1.30         3.875       761       2,328,731       60.00      60.00       100.00
TOTAL:            741     $179,280,122.22      100.00%        3.296%      716         241,943       77.63%     77.63%      100.00%

MAXIMUM MORTGAGE RATE

                                                           % OF
                                          AGGREGATE      AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                            NUMBER OF     PRINCIPAL      PRINCIPAL    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     AVERAGE   PERCENT
                            MORTGAGE       BALANCE        BALANCE     AVERAGE    CREDIT     BALANCE    ORIGINAL   EFFECTIVE    FULL
MAXIMUM MORTGAGE RATE (%)    LOANS       OUTSTANDING    OUTSTANDING    COUPON     SCORE   OUTSTANDING    LTV        LTV        DOC
-------------------------    -----       -----------    -----------    ------     -----   -----------    ---        ---        ---
12.000                        741      $179,280,122.22     100.00%     3.296%      716       241,943    77.63%     77.63%    100.00%
TOTAL:                        741      $179,280,122.22     100.00%     3.296%      716       241,943    77.63%     77.63%    100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP II MORTGAGE LOANS

NEXT RATE ADJUSTMENT
DATE

                                                        % OF
                                      AGGREGATE       AGGREGATE               WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                       NUMBER OF      PRINCIPAL       PRINCIPAL    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    AVERAGE    PERCENT
NEXT RATE ADJUSTMENT    MORTGAGE       BALANCE         BALANCE      AVERAGE    CREDIT     BALANCE     ORIGINAL   EFFECTIVE    FULL
DATE                     LOANS       OUTSTANDING     OUTSTANDING    COUPON     SCORE    OUTSTANDING      LTV        LTV        DOC
----                     -----       -----------     -----------    ------     -----    -----------      ---        ---        ---
August 2004                151     $ 36,469,111.50      20.34%       3.314%      724      241,517       76.71%     76.71%    100.00%
September 2004             132       33,933,431.93      18.93        3.328       715      257,071       78.37      78.37     100.00
October 2004               147       37,494,167.55      20.91        3.200       713      255,062       76.69      76.69     100.00
November 2004              115       25,680,623.44      14.32        3.171       713      223,310       80.01      80.01     100.00
December 2004               96       21,951,538.53      12.24        3.429       715      228,662       75.96      75.96     100.00
January 2005               100       23,751,249.27      13.25        3.390       713      237,512       78.44      78.44     100.00
TOTAL:                     741     $179,280,122.22     100.00%       3.296%      716      241,943       77.63%     77.63%    100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                            GROUP III MORTGAGE LOANS


Total Current Balance                                            $179,294,703.74
Total Number of Loans                                                        776

                                               AVERAGE OR
                                           WEIGHTED AVERAGE(1)               MINIMUM                MAXIMUM
                                           -------------------               -------                -------
Current Balance                               $ 231,049.88                 $ 50,000.00          $ 1,747,517.52
Original Balance                              $ 233,898.82                 $ 67,500.00          $ 1,750,000.00
Loan Rate                                            3.300%                      2.625%                  3.875%
Servicing Fee                                        0.250%                      0.250%                  0.250%
Net Loan Rate                                        3.050%                      2.375%                  3.625%
Gross Margin                                         2.068%                      1.500%                  2.500%
Maximum Loan Rate                                   12.000%                     12.000%                 12.000%
Original LTV                                         78.22%                       7.23%                  95.00%
Effective LTV                                        78.22%                       7.23%                  95.00%
Credit Score                                           714                         614                     810
Original Term (mos)                                    300                         300                     300
Remaining Term (mos)                                   289                         276                     296
Seasoning (mos)                                         11                           4                      24
Next Rate Reset                                          3                           1                       6
Rate Adj Freq                                            6                           6                       6
First Rate Adj Freq (2)                                  6                           6                       6
IO Original Term                                       120                         120                     120
IO Remaining Term                                      109                          96                     116
Top State Concentrations ($)                         GA(49.63%),FL(47.03%),NC(2.38%),SC(0.89%),AL(0.07%)
First Pay Date                                                                08/01/02                04/01/04
Rate Change Date                                                              08/01/04                01/01/05
Maturity Date                                                                 07/01/27                03/01/29

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                            GROUP III MORTGAGE LOANS


INDEX

                               AGGREGATE                                  WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                 NUMBER OF     PRINCIPAL      % OF AGGREGATE    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE   PERCENT
                 MORTGAGE       BALANCE      PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
INDEX              LOANS      OUTSTANDING       OUTSTANDING      COUPON     SCORE   OUTSTANDING    LTV        LTV       DOC
-----              -----      -----------       -----------      ------     -----   -----------    ---        ---       ---
Six-Month LIBOR     776     $179,294,703.74       100.00%        3.300%      714      231,050     78.22%    78.22%    100.00%
TOTAL:              776     $179,294,703.74       100.00%        3.300%      714      231,050     78.22%    78.22%    100.00%




PRINCIPAL BALANCES

                               AGGREGATE                                  WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF         NUMBER OF     PRINCIPAL      % OF AGGREGATE    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE   PERCENT
PRINCIPAL        MORTGAGE       BALANCE      PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
BALANCES ($)       LOANS      OUTSTANDING       OUTSTANDING      COUPON     SCORE   OUTSTANDING    LTV        LTV       DOC
------------       -----      -----------       -----------      ------     -----   -----------    ---        ---       ---
0.01 to
100,000.00           71     $  6,236,440.62         3.48%        3.326%      725        87,837    75.52%    75.52%    100.00%

100,000.01 to
200,000.00          382       57,836,502.73        32.26         3.272       715       151,404    78.91     78.91     100.00

200,000.01 to
300,000.00          162       39,486,013.89        22.02         3.291       716       243,741    79.81     79.81     100.00

300,000.01 to
400,000.00           81       28,451,728.30        15.87         3.305       716       351,256    79.50     79.50     100.00

400,000.01 to
500,000.00           31       14,009,321.63         7.81         3.332       717       451,914    78.63     78.63     100.00

500,000.01 to
600,000.00           24       13,017,200.64         7.26         3.335       706       542,383    75.29     75.29     100.00

600,000.01 to
700,000.00           12        7,723,110.14         4.31         3.233       705       643,593    79.42     79.42     100.00

700,000.01 to
800,000.00            6        4,479,129.60         2.50         3.312       688       746,522    72.82     72.82     100.00

800,000.01 to
900,000.00            2        1,682,313.86         0.94         3.620       731       841,157    69.39     69.39     100.00

900,000.01 to
1,000,000.00          2        1,969,924.81         1.10         3.249       688       984,962    72.19     72.19     100.00

1,200,000.01 to
1,300,000.00          1        1,295,500.00         0.72         3.375       681     1,295,500    53.98     53.98     100.00

1,300,000.01 to
1,400,000.00          1        1,360,000.00         0.76         3.750       706     1,360,000    80.00     80.00     100.00

1,500,000.01 to
2,000,000.00          1        1,747,517.52         0.97         3.375       779     1,747,518    67.31     67.31     100.00

TOTAL:              776     $179,294,703.74       100.00%        3.300%      714       231,050    78.22%    78.22%    100.00%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                            GROUP III MORTGAGE LOANS



CURRENT MORTGAGE RATES

RANGE OF                       AGGREGATE                                  WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
CURRENT          NUMBER OF     PRINCIPAL      % OF AGGREGATE    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE   PERCENT
MORTGAGE         MORTGAGE       BALANCE      PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
RATES (%)          LOANS      OUTSTANDING       OUTSTANDING      COUPON     SCORE   OUTSTANDING    LTV        LTV       DOC
---------          -----      -----------       -----------      ------     -----   -----------    ---        ---       ---
2.501 to 2.750        7     $  1,596,405.66         0.89%        2.679%      743      228,058     80.00%    80.00%    100.00%
2.751 to 3.000      112       27,382,357.65        15.27         2.956       722      244,485     78.06     78.06     100.00
3.001 to 3.250      260       54,816,718.40        30.57         3.183       715      210,834     78.75     78.75     100.00
3.251 to 3.500      347       81,445,881.41        45.43         3.438       712      234,714     77.79     77.79     100.00
3.501 to 3.750       41       10,938,146.29         6.10         3.656       702      266,784     79.44     79.44     100.00
3.751 to 4.000        9        3,115,194.33         1.74         3.875       725      346,133     76.36     76.36     100.00
TOTAL:              776     $179,294,703.74       100.00%        3.300%      714      231,050     78.22%    78.22%    100.00%




REMAINING TERM

                               AGGREGATE                                  WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                 NUMBER OF     PRINCIPAL      % OF AGGREGATE    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE   PERCENT
REMAINING TERM   MORTGAGE       BALANCE      PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
(MONTHS)           LOANS      OUTSTANDING       OUTSTANDING      COUPON     SCORE   OUTSTANDING    LTV        LTV       DOC
---------          -----      -----------       -----------      ------     -----   -----------    ---        ---       ---
276                   1     $    121,684.09         0.07%        3.500%      647       121,684    89.96%    89.96%    100.00%
281                   2          676,039.41         0.38         3.479       720       338,020    80.00     80.00     100.00
283                   8        2,180,162.71         1.22         3.445       668       272,520    76.45     76.45     100.00
284                  74       23,416,934.84        13.06         3.366       715       316,445    76.37     76.37     100.00
285                  71       17,314,941.78         9.66         3.212       707       243,872    73.63     73.63     100.00
286                  72       14,848,882.28         8.28         3.174       709       206,234    76.88     76.88     100.00
287                  84       17,830,038.55         9.94         3.427       714       212,262    79.25     79.25     100.00
288                  74       16,585,998.48         9.25         3.407       716       224,135    80.20     80.20     100.00
289                  65       12,612,045.08         7.03         3.330       721       194,031    77.11     77.11     100.00
290                  60       12,260,256.12         6.84         3.311       712       204,338    79.95     79.95     100.00
291                  85       19,161,289.27        10.69         3.132       722       225,427    79.91     79.91     100.00
292                  48        9,861,601.95         5.50         3.161       710       205,450    79.20     79.20     100.00
293                  22        5,830,503.64         3.25         3.437       710       265,023    82.65     82.65     100.00
294                  46       11,305,080.74         6.31         3.412       717       245,763    78.96     78.96     100.00
295                  63       15,130,844.80         8.44         3.261       719       240,172    78.93     78.93     100.00
296                   1          158,400.00         0.09         3.375       686       158,400    68.87     68.87     100.00
TOTAL:              776     $179,294,703.74       100.00%        3.300%      714       231,050    78.22%    78.22%    100.00%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                            GROUP III MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE
RATIOS

                                              % OF
  RANGE OF       NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
  ORIGINAL         OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE   PERCENT
LOAN-TO-VALUE   MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
 RATIOS (%)      LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV         DOC
--------------  --------  ---------------  -----------  --------  --------  -----------  --------  ---------  ---------
0.01 to 10.00        1    $    184,057.53        0.10%    2.875%    751       184,058      7.23%     7.23%      100.00%
20.01 to 30.00       3         323,999.99        0.18     3.261     757       108,000     23.03     23.03       100.00
30.01 to 40.00       3         534,403.34        0.30     3.317     743       178,134     34.88     34.88       100.00
40.01 to 50.00      16       3,503,192.03        1.95     3.292     722       218,950     44.52     44.52       100.00
50.01 to 60.00      23       6,481,076.70        3.61     3.397     720       281,786     56.27     56.27       100.00
60.01 to 70.00      51      14,425,200.21        8.05     3.297     715       282,847     66.75     66.75       100.00
70.01 to 75.00      29       8,670,068.16        4.84     3.361     720       298,968     73.78     73.78       100.00
75.01 to 80.00     529     118,830,101.46       66.28     3.284     717       224,632     79.76     79.76       100.00
80.01 to 85.00      11       3,632,051.19        2.03     3.387     695       330,186     83.72     83.72       100.00
85.01 to 90.00      48      10,425,361.57        5.81     3.395     703       217,195     89.37     89.37       100.00
90.01 to 95.00      62      12,285,191.56        6.85     3.271     690       198,148     94.46     94.46       100.00
TOTAL:             776    $179,294,703.74      100.00%    3.300%    714       231,050     78.22%    78.22%      100.00%


EFFECTIVE LOAN-TO-VALUE RATIOS AT
ORIGINATION

   RANGE OF                                   % OF
  EFFECTIVE      NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
LOAN-TO-VALUE      OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE   PERCENT
  RATIOS AT     MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
ORIGINATION(%)   LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV         DOC
--------------  --------    -----------    -----------  --------  --------  -----------  --------  ---------  --------
0.01 to 10.00        1    $    184,057.53        0.10%    2.875%    751       184,058      7.23%     7.23%     100.00%
20.01 to 30.00       3         323,999.99        0.18     3.261     757       108,000     23.03     23.03      100.00
30.01 to 40.00       3         534,403.34        0.30     3.317     743       178,134     34.88     34.88      100.00
40.01 to 50.00      16       3,503,192.03        1.95     3.292     722       218,950     44.52     44.52      100.00
50.01 to 60.00      23       6,481,076.70        3.61     3.397     720       281,786     56.27     56.27      100.00
60.01 to 70.00      51      14,425,200.21        8.05     3.297     715       282,847     66.75     66.75      100.00
70.01 to 75.00      29       8,670,068.16        4.84     3.361     720       298,968     73.78     73.78      100.00
75.01 to 80.00     529     118,830,101.46       66.28     3.284     717       224,632     79.76     79.76      100.00
80.01 to 85.00      11       3,632,051.19        2.03     3.387     695       330,186     83.72     83.72      100.00
85.01 to 90.00      48      10,425,361.57        5.81     3.395     703       217,195     89.37     89.37      100.00
90.01 to 95.00      62      12,285,191.56        6.85     3.271     690       198,148     94.46     94.46      100.00
TOTAL:             776    $179,294,703.74      100.00%    3.300%    714       231,050     78.22%    78.22%     100.00%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                            GROUP III MORTGAGE LOANS

CREDIT SCORES

                                              % OF
                 NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                   OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
  RANGE OF      MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
CREDIT SCORES    LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV          DOC
--------------   -----      -----------    -----------   ------    -----    -----------    ---       ---          ---
Not Available        2    $    617,470.73        0.34%    3.053%     NA       308,735     89.65%    89.65%       100.00%
601 to 625           8       2,269,685.08        1.27     3.234     620       283,711     78.46     78.46        100.00
626 to 650          23       6,424,412.17        3.58     3.333     641       279,322     79.81     79.81        100.00
651 to 675         135      29,827,615.96       16.64     3.329     664       220,945     81.25     81.25        100.00
676 to 700         152      37,702,693.48       21.03     3.310     687       248,044     77.63     77.63        100.00
701 to 725         127      27,479,166.62       15.33     3.296     713       216,371     78.04     78.04        100.00
726 to 750         139      31,673,887.75       17.67     3.326     738       227,870     77.55     77.55        100.00
751 to 775         113      26,274,039.07       14.65     3.237     763       232,514     77.84     77.84        100.00
776 to 800          68      14,870,612.00        8.29     3.291     785       218,685     74.58     74.58        100.00
801 to 825           9       2,155,120.88        1.20     3.300     805       239,458     80.33     80.33        100.00
TOTAL:             776    $179,294,703.74      100.00%    3.300%    714       231,050     78.22%    78.22%       100.00%


GEOGRAPHIC AREA

                                              % OF
                 NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                   OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
  GEOGRAPHIC    MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
     AREA        LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV          DOC
--------------   -----      -----------    -----------   ------    -----    -----------    ---       ---          ---
Alabama              1    $    116,648.59        0.07%    3.125%    754       116,649     80.00%    80.00%       100.00%
Florida            338      84,316,121.62       47.03     3.434     714       249,456     77.69     77.69        100.00
Georgia            405      88,987,486.74       49.63     3.181     714       219,722     78.59     78.59        100.00
North Carolina      24       4,272,387.27        2.38     3.170     709       178,016     81.05     81.05        100.00
South Carolina       8       1,602,059.52        0.89     3.250     730       200,257     78.13     78.13        100.00
TOTAL:             776    $179,294,703.74      100.00%    3.300%    714       231,050     78.22%    78.22%       100.00%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                            GROUP III MORTGAGE LOANS

OCCUPANCY TYPE

                                              % OF
                 NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                   OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
                MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
OCCUPANCY TYPE   LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
--------------   -----      -----------    -----------   ------    -----    -----------    ---       ---      -------------
Primary            712    $163,587,819.49       91.24%    3.297%    713       229,758     78.11%    78.11%       100.00%
Second Home         54      14,586,130.42        8.14     3.340     729       270,114     81.00     81.00        100.00
Investment          10       1,120,753.83        0.63     3.351     733       112,075     58.92     58.92        100.00
TOTAL:             776    $179,294,703.74      100.00%    3.300%    714       231,050     78.22%    78.22%       100.00%


PROPERTY TYPE

                                              % OF
                 NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                   OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
                MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
PROPERTY TYPE    LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
--------------   -----      -----------    -----------   ------    -----    -----------    ---       ---      -------------
Single Family      303    $ 74,301,212.35       41.44%    3.320%    714       245,219     77.00%    77.00%       100.00%
De Minimus PUD     375      86,586,627.55       48.29     3.277     713       230,898     78.89     78.89        100.00
Condominium         94      17,648,863.84        9.84     3.329     723       187,754     80.38     80.38        100.00
Two- to
  Four-Family        4         758,000.00        0.42     3.480     699       189,500     70.93     70.93        100.00
TOTAL:             776    $179,294,703.74      100.00%    3.300%    714       231,050     78.22%    78.22%       100.00%


LOAN PURPOSE

                                              % OF
                 NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                   OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE     PERCENT
                MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
LOAN PURPOSE     LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV       LTV      DOCUMENTATION
--------------   -----      -----------    -----------   ------    -----    -----------    ---       ---      -------------
Purchase           518    $117,980,804.29       65.80%    3.309%    719       227,762     80.42%    80.42%       100.00%
Refinance
  (No Cash-out)    150      33,009,871.55       18.41     3.264     700       220,066     78.02     78.02        100.00
Refinance
  (Cash-out)       108      28,304,027.90       15.79     3.307     711       262,074     69.28     69.28        100.00
TOTAL:             776    $179,294,703.74      100.00%    3.300%    714       231,050     78.22%    78.22%       100.00%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                            GROUP III MORTGAGE LOANS


LOAN DOCUMENTATION

                                   AGGREGATE                                    WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                    NUMBER OF      PRINCIPAL      % OF AGGREGATE      WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    AVERAGE  PERCENT
                    MORTGAGE        BALANCE      PRINCIPAL BALANCE     AVERAGE   CREDIT     BALANCE    ORIGINAL   EFFECTIVE   FULL
LOAN DOCUMENTATION    LOANS       OUTSTANDING       OUTSTANDING        COUPON     SCORE   OUTSTANDING     LTV        LTV      DOC
------------------    -----       -----------    ----------------      ------     -----   -----------     ---        ---      ---
Full Documentation       776   $179,294,703.74             100.00%      3.300%      714     231,050      78.22%     78.22%   100.00%
                    --------   ---------------    ---------------      ------      ----   ---------     ------     ------   -------
TOTAL:                   776   $179,294,703.74             100.00%      3.300%      714     231,050      78.22%     78.22%   100.00%
                    ========   ===============    ===============      ======      ====   =========     ======     ======   =======

MARGINS

                             AGGREGATE                                     WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
             NUMBER OF       PRINCIPAL    % OF AGGREGATE      WEIGHTED      AVERAGE   PRINCIPAL    AVERAGE    AVERAGE    PERCENT
             MORTGAGE         BALANCE    PRINCIPAL BALANCE     AVERAGE      CREDIT     BALANCE    ORIGINAL   EFFECTIVE     FULL
MARGINS (%)    LOANS        OUTSTANDING     OUTSTANDING        COUPON        SCORE   OUTSTANDING     LTV        LTV        DOC
-----------    -----        -----------  ----------------      ------        -----   -----------     ---        ---        ---
1.500            5      $  1,157,377.56        0.65%            2.704%        736        231,476     80.00%    80.00%     100.00%
1.625           11         2,450,039.32        1.37             2.860         738        222,731     76.65     76.65      100.00
1.750           75        18,438,977.97       10.28             2.959         721        245,853     78.22     78.22      100.00
1.875          113        25,850,721.84       14.42             3.135         722        228,767     79.35     79.35      100.00
2.000          166        35,053,963.28       19.55             3.204         712        211,168     77.79     77.79      100.00
2.125          115        25,107,483.84       14.00             3.370         710        218,326     79.30     79.30      100.00
2.250          285        68,644,195.61       38.29             3.490         711        240,857     77.76     77.76      100.00
2.375            4           914,344.32        0.51             3.546         759        228,586     78.24     78.24      100.00
2.500            2         1,677,600.00        0.94             3.750         708        838,800     73.64     73.64      100.00
             -----      ---------------      ------           -------        ----      ---------   -------    ------    --------
TOTAL:         776      $179,294,703.74      100.00%            3.300%        714        231,050     78.22%    78.22%     100.00%
             =====      ===============      ======           =======        ====      =========   =======    ======    ========

MAXIMUM MORTGAGE RATE

                                      AGGREGATE                                  WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                        NUMBER OF     PRINCIPAL      % OF AGGREGATE    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MAXIMUM MORTGAGE RATE    MORTGAGE      BALANCE      PRINCIPAL BALANCE   AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE   FULL
 (%)                      LOANS      OUTSTANDING       OUTSTANDING      COUPON     SCORE   OUTSTANDING     LTV       LTV      DOC
 ---                      -----      -----------    ----------------    ------     -----   -----------     ---       ---      ---
12.000                     776     $179,294,703.74       100.00%         3.300%    714       231,050      78.22%    78.22%   100.00%
                           ---     ---------------       ------          -----     ---       -------      -----     -----    ------
TOTAL:                     776     $179,294,703.74       100.00%         3.300%    714       231,050      78.22%    78.22%   100.00%
                           ===     ===============       ======          =====     ===       =======      =====     =====    ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                            GROUP III MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                          AGGREGATE
                           NUMBER OF      PRINCIPAL      % OF AGGREGATE    WEIGHTED
                           MORTGAGE        BALANCE      PRINCIPAL BALANCE   AVERAGE
NEXT RATE ADJUSTMENT DATE    LOANS       OUTSTANDING       OUTSTANDING      COUPON
-------------------------    -----       -----------    ----------------    ------
August 2004                   136     $ 29,923,052.59        16.69%          3.304%
September 2004                135       35,835,590.96        19.99           3.347
October 2004                  156       36,476,231.05        20.34           3.170
November 2004                 120       24,710,484.23        13.78           3.169
December 2004                 108       24,336,581.60        13.57           3.431
January 2005                  121       28,012,763.31        15.62           3.409
                              ---     ---------------       ------          ------
TOTAL:                        776     $179,294,703.74       100.00%          3.300%
                              ===     ===============       ======          ======

                             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                              AVERAGE   PRINCIPAL    AVERAGE    AVERAGE   PERCENT
                              CREDIT     BALANCE    ORIGINAL   EFFECTIVE    FULL
NEXT RATE ADJUSTMENT DATE      SCORE   OUTSTANDING     LTV        LTV       DOC
-------------------------      -----   -----------     ---        ---       ---
August 2004                      716     220,022     77.98%      77.98%    100.00%
September 2004                   714     265,449     77.56       77.56     100.00
October 2004                     715     233,822     76.93       76.93     100.00
November 2004                    709     205,921     77.81       77.81     100.00
December 2004                    714     225,339     80.08       80.08     100.00
January 2005                     716     231,510     79.75       79.75     100.00
                                ----   ---------    ------       -----    -------
TOTAL:                           714     231,050     78.22%      78.22%    100.00%
                                ====   =========    ======       =====    =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


TO MATURITY

                             PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            DATE               10% CPR          15% CPR            20% CPR           25% CPR           30% CPR
            ----               -------          -------            -------           -------           -------
Initial Percentage               100               100               100               100               100
25-Jul-05                         89                84                79                74                68
25-Jul-06                         80                71                62                54                46
25-Jul-07                         71                59                48                39                31
25-Jul-08                         64                49                39                29                22
25-Jul-09                         57                42                31                22                15
25-Jul-10                         50                35                25                17                11
25-Jul-11                         45                30                20                12                 8
25-Jul-12                         41                26                16                 9                 5
25-Jul-13                         36                22                13                 7                 4
25-Jul-14                         31                18                10                 5                 2
25-Jul-15                         27                14                 7                 4                 2
25-Jul-16                         22                11                 5                 2                 1
25-Jul-17                         19                 9                 4                 2                 1
25-Jul-18                         16                 7                 3                 1                 *
25-Jul-19                         13                 5                 2                 1                 *
25-Jul-20                         11                 4                 2                 1                 *
25-Jul-21                          8                 3                 1                 *                 *
25-Jul-22                          7                 2                 1                 *                 *
25-Jul-23                          5                 2                 1                 *                 *
25-Jul-24                          4                 1                 *                 *                 *
25-Jul-25                          3                 1                 *                 *                 *
25-Jul-26                          2                 *                 *                 *                 *
25-Jul-27                          1                 *                 *                 *                 *
25-Jul-28                          *                 *                 *                 *                 *
25-Jul-29                          0                 0                 0                 0                 0
25-Jul-30                          0                 0                 0                 0                 0
25-Jul-31                          0                 0                 0                 0                 0
25-Jul-32                          0                 0                 0                 0                 0
25-Jul-33                          0                 0                 0                 0                 0
25-Jul-34                          0                 0                 0                 0                 0

WAL                              7.53              5.49              4.19              3.31              2.68

* = less than 0.5%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


TO MATURITY

                                PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
DATE                              10% CPR           15% CPR           20% CPR           25% CPR           30% CPR
----                              -------           -------           -------           -------           -------

Initial Percentage                  100               100               100               100               100
25-Jul-05                            89                84                79                74                68
25-Jul-06                            80                71                62                54                46
25-Jul-07                            71                59                48                39                31
25-Jul-08                            64                49                39                29                22
25-Jul-09                            57                42                31                22                15
25-Jul-10                            50                35                25                17                11
25-Jul-11                            45                30                20                12                 8
25-Jul-12                            41                26                16                 9                 5
25-Jul-13                            36                22                13                 7                 4
25-Jul-14                            31                18                10                 5                 2
25-Jul-15                            27                14                 7                 4                 2
25-Jul-16                            23                11                 5                 3                 1
25-Jul-17                            19                 9                 4                 2                 1
25-Jul-18                            16                 7                 3                 1                 *
25-Jul-19                            13                 6                 2                 1                 *
25-Jul-20                            11                 4                 2                 1                 *
25-Jul-21                             9                 3                 1                 *                 *
25-Jul-22                             7                 2                 1                 *                 *
25-Jul-23                             5                 2                 1                 *                 *
25-Jul-24                             4                 1                 *                 *                 *
25-Jul-25                             3                 1                 *                 *                 *
25-Jul-26                             2                 *                 *                 *                 *
25-Jul-27                             1                 *                 *                 *                 *
25-Jul-28                             *                 *                 *                 *                 *
25-Jul-29                             0                 0                 0                 0                 0
25-Jul-30                             0                 0                 0                 0                 0
25-Jul-31                             0                 0                 0                 0                 0
25-Jul-32                             0                 0                 0                 0                 0
25-Jul-33                             0                 0                 0                 0                 0
25-Jul-34                             0                 0                 0                 0                 0

WAL                                 7.54              5.49              4.19              3.31              2.68

* = less than 0.5%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


TO MATURITY

       PERCENTAGE OF CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
DATE                   10% CPR           15% CPR           20% CPR          25% CPR           30% CPR
----                   -------           -------           -------          -------           -------

Initial Percentage       100               100               100               100               100
25-Jul-05                100               100               100               100               100
25-Jul-06                100               100               100               100               100
25-Jul-07                100               100               100                92                84
25-Jul-08                100               100                83                69                59
25-Jul-09                100                90                66                52                41
25-Jul-10                100                76                53                39                29
25-Jul-11                 96                65                43                29                20
25-Jul-12                 86                55                34                22                14
25-Jul-13                 78                47                27                16                10
25-Jul-14                 67                38                21                12                 7
25-Jul-15                 57                31                16                 8                 4
25-Jul-16                 48                24                12                 6                 3
25-Jul-17                 40                19                 9                 4                 2
25-Jul-18                 34                15                 7                 3                 1
25-Jul-19                 28                12                 5                 2                 1
25-Jul-20                 23                 9                 3                 1                 *
25-Jul-21                 18                 7                 2                 1                 *
25-Jul-22                 14                 5                 2                 1                 *
25-Jul-23                 11                 4                 1                 *                 *
25-Jul-24                  8                 3                 1                 *                 *
25-Jul-25                  6                 2                 *                 *                 *
25-Jul-26                  3                 1                 *                 *                 *
25-Jul-27                  2                 *                 *                 *                 *
25-Jul-28                  *                 *                 *                 *                 *
25-Jul-29                  0                 0                 0                 0                 0
25-Jul-30                  0                 0                 0                 0                 0
25-Jul-31                  0                 0                 0                 0                 0
25-Jul-32                  0                 0                 0                 0                 0
25-Jul-33                  0                 0                 0                 0                 0
25-Jul-34                  0                 0                 0                 0                 0

WAL                      12.71             9.57              7.38              6.10              5.26

* = less than 0.5%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                         DISCOUNT MARGIN TABLE (TO CALL)

                           10%                15%                20%              25%              30%
                           CPR                CPR                CPR              CPR              CPR
                         TO CALL            TO CALL            TO CALL          TO CALL          TO CALL
                         -------            -------            -------          -------          -------
                       DISC MARGIN        DISC MARGIN        DISC MARGIN      DISC MARGIN      DISC MARGIN
                       ===========        ===========        ===========      ===========      ===========
A-1
             100            34                34                34                34               34

             WAL           7.24              5.16              3.89              3.03             2.44
  PAYMENT WINDOW       Aug04 - Feb21     Aug04 - May17     Aug04 - Sep14     Aug04 - Aug12    Aug04 - Jan11
  --------------       -------------     -------------     -------------     -------------    -------------
A-2
             100            36                36                36                36               36

             WAL           7.25              5.16              3.89              3.03             2.44
  PAYMENT WINDOW       Aug04 - Feb21     Aug04 - May17     Aug04 - Sep14     Aug04 - Aug12    Aug04 - Jan11
  --------------       -------------     -------------     -------------     -------------    -------------
B-1
             100            55                55                55                55               55

             WAL           12.09             8.85              6.73              5.46             4.61
  PAYMENT WINDOW       Mar11 - Feb21     Dec08 - May17     Oct07 - Sep14     Jan07 - Aug12    Aug06 - Jan11
  --------------       -------------     -------------     -------------     -------------    -------------
B-2
             100            95                95                95                95               95

             WAL           12.09             8.85              6.73              5.46             4.61
  PAYMENT WINDOW       Mar11 - Feb21     Dec08 - May17     Oct07 - Sep14     Jan07 - Aug12    Aug06 - Jan11
  --------------       -------------     -------------     -------------     -------------    -------------
B-3
             100            165              165               165               165              165

             WAL           12.09             8.85              6.73              5.46             4.61
  PAYMENT WINDOW       Mar11 - Feb21     Dec08 - May17     Oct07 - Sep14     Jan07 - Aug12    Aug06 - Jan11
  --------------       -------------     -------------     -------------     -------------    -------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                              YIELD TABLE (TO CALL)

                  10%         15%          20%          25%          30%        35%         40%
                  CPR         CPR          CPR          CPR          CPR        CPR         CPR
                 TO CALL     TO CALL      TO CALL      TO CALL      TO CALL    TO CALL     TO CALL
                 -------     -------      -------      -------      -------    -------     -------
                  YIELD       YIELD        YIELD        YIELD        YIELD      YIELD       YIELD
                  =====       =====        =====        =====        =====      =====       =====
X-A
  3.69818         32.12       25.26        18.00        9.85         0.59      (9.47)      (20.45)

  MOD DURN        2.15        2.19         2.20         2.17         2.12       2.07        2.03
  --------        -----       -----        -----        ----         ----       ----        -----
X-B
  4.26918         32.73       30.07        26.00        21.73        17.13      11.74       5.52

  MOD DURN        2.60        2.44         2.29         2.16         2.04       1.94        1.85
  --------        -----       -----        -----        -----        -----      -----       ----


                              BEEM TABLE (TO CALL)*

                  10%         15%          20%          25%          30%        35%         40%
                  CPR         CPR          CPR          CPR          CPR        CPR         CPR
                 TO CALL     TO CALL      TO CALL      TO CALL      TO CALL    TO CALL     TO CALL
                 -------     -------      -------      -------      -------    -------     -------
                  BEEM        BEEM         BEEM         BEEM         BEEM       BEEM        BEEM
                  ====        ====         ====         ====         ====       ====        ====
A-3
 103.20335        126         105           83           58           29         0          (32)

 MOD DURN        6.02        4.50         3.51         2.81         2.30        1.93        1.65
 --------        ----        ----         ----         ----         ----        ----        ----

      *Assume 1 Month LIBOR is 1.36% and 6 Month LIBOR is 1.94%
      **Bond Equivalent Margin is calculated off 6 Month LIBOR.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


                       DISCOUNT MARGIN TABLE (TO MATURITY)

                       10%              15%              20%              25%              30%
                       CPR              CPR              CPR              CPR              CPR
                   TO MATURITY      TO MATURITY      TO MATURITY      TO MATURITY      TO MATURITY
                   -----------      -----------      -----------      -----------      -----------
                   DISC MARGIN      DISC MARGIN      DISC MARGIN      DISC MARGIN      DISC MARGIN
                   ===========      ===========      ===========      ===========      ===========
A-1
             100       35               36               36               36                37

             WAL       7.53             5.49             4.19             3.31             2.68
  PAYMENT WINDOW   Aug04 - Aug28    Aug04 - Aug28    Aug04 - Aug28    Aug04 - Aug28    Aug04 - Aug28
  --------------   -------------    -------------    -------------    -------------    -------------
A-2
             100       37               38               38               38                39

             WAL       7.54             5.49             4.19             3.31              2.68
  PAYMENT WINDOW   Aug04 - Aug28    Aug04 - Aug28    Aug04 - Aug28    Aug04 - Aug28    Aug04 - Aug28
  --------------   -------------    -------------    -------------    -------------    -------------
B-1
             100       56               57               57               58                58

             WAL       12.71            9.57             7.38             6.1               5.26
  PAYMENT WINDOW   Mar11 - Aug28    Dec08 - Aug28    Oct07 - Aug28    Jan07 - Aug28    Aug06 - Aug28
  --------------   -------------    -------------    -------------    -------------    -------------
B-2
             100       97               98               98               99                100

             WAL       12.71            9.57             7.38             6.1               5.26
  PAYMENT WINDOW   Mar11 - Aug28    Dec08 - Aug28    Oct07 - Aug28    Jan07 - Aug28    Aug06 - Aug28
  --------------   -------------    -------------    -------------    -------------    -------------
B-3
             100       167              169              169              171               172

             WAL       12.71            9.57             7.38             6.1               5.26
  PAYMENT WINDOW   Mar11 - Aug28    Dec08 - Aug28    Oct07 - Aug28    Jan07 - Aug28    Aug06 - Aug28
  --------------   -------------    -------------    -------------    -------------    -------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                            YIELD TABLE (TO MATURITY)

                10%             15%             20%             25%             30%            35%             40%
                CPR             CPR             CPR             CPR             CPR            CPR             CPR
            TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY    TO MATURITY     TO MATURITY
            -----------     -----------     -----------     -----------     -----------    -----------     -----------
               YIELD           YIELD           YIELD           YIELD           YIELD          YIELD           YIELD
               =====           =====           =====           =====           =====          =====           =====
X-A
   3.69818     32.14           25.40           18.51           11.26            3.54          (4.43)         (12.67)

  MOD DURN      2.16            2.22            2.28            2.34            2.41           2.49            2.59
  --------     -----           -----           -----           -----            ----           ----           -----
X-B
   4.26918     32.75           30.17           26.31           22.52           18.77          14.51            9.87

  MOD DURN      2.60            2.46            2.34            2.25            2.17           2.11            2.07
  --------     -----           -----           -----           -----           -----          -----            ----


                            BEEM TABLE (TO MATURITY)

                 10%             15%             20%             25%             30%             35%             40%
                 CPR             CPR             CPR             CPR             CPR             CPR             CPR
             TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY
             -----------     -----------     -----------     -----------     -----------     -----------     -----------
                 BEEM            BEEM            BEEM            BEEM            BEEM            BEEM            BEEM
                 ====            ====            ====            ====            ====            ====            ====
A-3
  103.20335       127            109              89              66              41              14             (15)

   MOD DURN      6.18            4.71            3.72            3.02            2.50            2.11            1.80
   --------      ----            ----            ----            ----            ----            ----            ----

      *Assume 1 Month LIBOR is 1.36% and 6 Month LIBOR is 1.94%
      **Bond Equivalent Margin is calculated off 6 Month LIBOR.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.